UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03395

Franklin Federal Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/20

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended April 30, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the federal funds rate by 0.25% at each of its July, September and October 2019 meetings, held the rate unchanged through February 2020. However, given larger economic risks posed by COVID-19, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 2.50% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

During the 12-month period, municipal bonds delivered modestly positive returns as investors were attracted to tax-free income in a declining interest-rate environment. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest-rate declines and recent actions by the Fed to support the municipal bond market.

Franklin Federal Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding tax-free income component. As you know, all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Federal Tax-Free Income Fund

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Federal Tax-Free Income Fund

This annual report for Franklin Federal Tax-Free Income Fund covers the fiscal year ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.1

Credit Quality Composition*

4/30/20

Ratings	% of Total Investments

AAA	9.09%

AA	50.64%

A	26.11%

BBB	4.47%

Below Investment Grade	1.10%

Refunded	8.11%

Not Rated	0.48%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.82 on April 30, 2019, to $11.60 on April 30, 2020. The Fund’s Class A shares paid dividends totaling 35.3809 cents per share for the reporting period.2 The Performance Summary beginning on page 6 shows that at the end of this reporting period the Fund’s Class A

Dividend Distributions*

5/1/19–4/30/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

May	3.2386	3.3908	2.8361	3.5436	3.4952

June	2.8534	2.9865	2.4784	3.1213	3.0814

July	3.2832	3.4461	2.8507	3.6045	3.5576

August	2.9056	3.0559	2.5081	3.2020	3.1586

September	3.0236	3.1755	2.6123	3.3278	3.2818

October	3.0032	3.1587	2.5919	3.3096	3.2648

November	2.7370	2.8845	2.3567	2.9945	2.9819

December	3.0259	3.1831	2.6039	3.3271	3.2917

January	2.8837	3.0377	2.4728	3.1779	3.1432

February	2.5779	2.7200	2.2015	2.8529	2.8175

March	3.0250	3.1813	2.6084	3.3279	3.2888

April	2.8238	2.9682	2.4375	3.1023	3.0677

Total	35.3809	37.1883	30.5583	38.8914	38.4302

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

shares’ distribution rate was 2.81% based on an annualization of April’s 2.8238 cents per share dividend and the maximum offering price of $12.05 on April 30, 2020. An investor in the 2020 maximum federal personal income tax bracket of 37.00% (plus 3.80% Medicare tax) would need to earn a distribution rate of 4.75% from a taxable investment to match the Fund’s Class A tax-free distribution rate. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The 12-month period ended April 30, 2020, was defined by two distinct phases: before and during the global outbreak of the novel coronavirus (COVID-19). In terms of U.S.-domiciled assets, equities, corporate bonds, U.S. Treasuries and municipal bonds all posted positive returns for the period’s first nine and a half months. By the end of February, COVID-19 had spread globally and volatility in all asset types spiked during the period’s final months. Municipal bonds experienced selling pressure, while U.S. Treasury prices rallied and drove yields, which move inversely to price, to reach historical lows.

As volatility due to the COVID-19 pandemic increased across financial markets in late February 2020 and into early March, the municipal bond market seemed relatively impervious. However, during the second week of March, the municipal bond market experienced one of its worst single-day price declines over the past decade.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

For the period, investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +2.16% total return, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +14.27% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +9.88% total return.3 All three of these fixed income sectors outperformed U.S. stocks, as measured by the Standard & Poor’s® 500 Index, which posted a +0.86% total return for the period.3

As one would expect during times of financial distress, investment-grade municipal bonds performed better than their high-yield counterparts as well as U.S. equities during the 12-month period. However, during the period, municipal bonds underperformed U.S. Treasuries and investment-grade corporate bonds, and U.S. Treasuries outperformed all these asset classes. Federal authorities quickly implemented monetary policy and fiscal stimulus packages to combat the economic and market impact of the global pandemic.

Portfolio Composition
4/30/20

% of Total Investments*

Transportation	20.03%

Utilities	18.81%

Hospital & Health Care	15.97%

Refunded**	12.60%

Tax Supported Debt	9.77%

General Obligation Bonds	9.51%

Higher Education	4.76%

Subject to Government Approp.	4.70%

Other Revenue Bonds	1.79%

Housing	1.23%

Corporate Backed	0.83%

*Does not include cash and cash equivalents. **Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Despite the federal responses, many investors expected an economic recession and fled to perceived safe-haven assets, most specifically U.S. Treasury securities. Although yields on U.S. Treasuries dropped to all-time lows as prices rose, municipal bonds sold off significantly as many investors priced in the potential effects of the economic slowdown on state and local governments, as well as related municipal bond sectors. Municipal bond yields moved abruptly and significantly higher in mid-March 2020, but the selloff abated after the U.S. Federal Reserve (Fed) stepped in to help stabilize short-dated municipal securities. Similarly, the phase three federal stimulus package, which gives the Fed the ability to buy municipal bonds, served to calm the markets. However, severely weak economic data released in April, including the news that more than 30 million Americans filed for unemployment claims since late March caused the market to drift lower. As a result, municipal bonds underperformed U.S. Treasury securities in April 2020, with the Bloomberg Barclays Municipal Bond Index posting a -1.33% total return, compared with the Bloomberg Barclays U.S. Treasury Index’s +0.64% total return.3

In the U.S., the recent selloff in municipal bonds appeared similar to the global financial crisis more than a decade ago, with many investors seemingly believing U.S. Treasuries are the only safe-haven investments. Although uncertainty related to the COVID-19 pandemic has been the main reason for municipal bond market volatility, we have seen a number of other contributing factors.

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

For example, the oil shock that began to impact corporate bond markets in late February 2020 gained steam and started to play a more meaningful role in the municipal bond market. Another key factor contributing to the recent declines is the municipal bond mutual fund market’s transition to net redemptions after experiencing record net inflows in 2019 and the first two months of 2020. The entire municipal market sold off toward period-end, which may be one reason why high-yield municipal bonds have been hit the hardest.

The Investment Company Institute (ICI) reported net outflows from municipal bond mutual funds in April, but to a much lesser extent than was reported for March (with its record net outflows of approximately -$42 billion). According to the ICI, municipal bond mutual funds had approximately -$4 billion of net outflows in April, bringing the 2020 year-to-date total net outflows to approximately -$25 billion.

Although we believe certain credits and sectors are more likely to be negatively impacted by these factors than others, the recent selloff has been indiscriminate in nature, hitting broad swaths of the municipal bond market and potentially creating attractive opportunities for some tax-sensitive investors. Depending on an investor’s tax situation, we believe the higher yields provided by municipal bonds compared with U.S. Treasuries have become incrementally more compelling.

The Fed has acted aggressively to stem the tide of negative economic repercussions. After cutting the federal funds target rate three times in 2019, the Fed implemented two emergency rate cuts in March 2020, lowering the rate to a range of 0.00%–0.25%. The Fed also implemented additional tools, with several specifically intended to support stability in the municipal bond market.

We believe our approach to municipal bond investing is particularly well-suited for the volatile market environment. Over the last several years, we have focused on purchasing high-quality bonds, as the yield spreads between high-quality and lower-quality bonds have been narrow. We have also maintained exposure to pre-refunded bonds, the most liquid high-quality municipal bonds in the market.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach. This means we generally hold securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although we may sell a security at any time if we believe it could help the Fund meet its goal.

Manager’s Discussion

Our value-oriented philosophy of investing primarily for income and stability of principal, when combined with a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter-term bonds, led us to favor longer-term bonds during the period under review. Consistent with our strategy, we sought to remain invested in bonds ranging from 20 to 30 years in maturity with good call features. Our relative-value, income-oriented philosophy also led the Fund to maintain its positions in higher coupon bonds, which provided income performance during the reporting period. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Performance Summary as of April 30, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

1-Year	+1.07%	-2.72%

5-Year	+11.37%	+1.40%

10-Year	+42.71%	+3.23%

Advisor

1-Year	+1.33%	+1.33%

5-Year	+12.22%	+2.33%

10-Year	+44.69%	+3.76%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.81%	4.75%	1.56%	2.64%

Advisor	3.17%	5.35%	1.89%	3.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/10–4/30/20)

Advisor Class (5/1/10–4/30/20)

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–4/30/20)

Share Class	Net Investment Income
A	$0.353809
A1	$0.371883
C	$0.305583
R6	$0.388914
Advisor	$0.384302

Total Annual Operating Expenses9

Share Class
A	0.78%
Advisor	0.53%

See page 9 for Performance Summary footnotes.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A Performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

6. Taxable equivalent distribution rate and yield assume the 2020 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8 . Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$979.70	$3.84	$1,020.98	$3.92	0.78%
A1	$1,000	$980.40	$3.10	$1,021.73	$3.17	0.63%
C	$1,000	$976.90	$5.80	$1,019.00	$5.92	1.18%
R6	$1,000	$981.10	$2.46	$1,022.38	$2.51	0.50%
Advisor	$1,000	$980.10	$2.61	$1,022.23	$2.66	0.53%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Financial Highlights

	Year Ended April 30,
	2020	2019[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.82	$11.62

Income from investment operations[b]:

Net investment income[c]	0.35	0.25

Net realized and unrealized gains (losses)	(0.22)	0.19

Total from investment operations	0.13	0.44

Less distributions from:

Net investment income	(0.35)	(0.24)

Net asset value, end of year	$11.60	$11.82

Total return[d]	1.07%	3.87%

Ratios to average net assets[e]

Expenses[f]	0.77%	0.78%

Net investment income	2.96%	3.45%

Supplemental data

Net assets, end of year (000’s)	$1,110,207	$567,500

Portfolio turnover rate	20.23%	14.58%

aFor the period September 10, 2018 (effective date) to April 30, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30,
	2020	2019		2018	2017	2016

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.82	$11.68		$12.02	$12.48	$12.45

Income from investment operations[a]:

Net investment income[b]	0.37	0.42		0.44	0.47	0.48

Net realized and unrealized gains (losses)	(0.22)	0.16		(0.34)	(0.47)	0.02

Total from investment operations	0.15	0.58		0.10	—	0.50

Less distributions from:

Net investment income	(0.37)	(0.44)		(0.44)	(0.46)	(0.47)

Net asset value, end of year	$11.60	$11.82		$11.68	$12.02	$12.48

Total return[c]	1.22%	5.06%		0.85%	0.01%	4.16%

Ratios to average net assets

Expenses	0.62% [d]	0.63%	[d]	0.63%	0.62%	0.61%

Net investment income	3.11%	3.60%		3.66%	3.82%	3.87%

Supplemental data

Net assets, end of year (000’s)	$6,833,018	$7,821,881		$8,616,659	$9,342,715	$8,384,079

Portfolio turnover rate	20.23%	14.58%		16.46%	13.86%	6.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30,
	2020	2019		2018	2017	2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.81	$11.68		$12.01	$12.47	$12.44

Income from investment operations[a]:

Net investment income[b]	0.31	0.35		0.37	0.40	0.41

Net realized and unrealized gains (losses)	(0.22)	0.15		(0.32)	(0.47)	0.03

Total from investment operations	0.09	0.50		0.05	(0.07)	0.44

Less distributions from:

Net investment income	(0.31)	(0.37)		(0.38)	(0.39)	(0.41)

Net asset value, end of year	$11.59	$11.81		$11.68	$12.01	$12.47

Total return[c]	0.67%	4.39%		0.37%	(0.55)%	3.59%

Ratios to average net assets

Expenses	1.17% [d]	1.18%	[d]	1.18%	1.17%	1.16%

Net investment income	2.56%	3.05%		3.11%	3.27%	3.32%

Supplemental data

Net assets, end of year (000’s)	$657,344	$841,909		$1,220,402	$1,411,391	$1,215,034

Portfolio turnover rate	20.23%	14.58%		16.46%	13.86%	6.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30,

	2020	2019		2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.83	$11.69		$12.03

Income from investment operations[b]:

Net investment income[c]	0.39	0.44		0.34

Net realized and unrealized gains (losses)	(0.22)	0.15		(0.38)

Total from investment operations	0.17	0.59		(0.04)

Less distributions from:

Net investment income	(0.39)	(0.45)		(0.30)

Net asset value, end of year	$11.61	$11.83		$11.69

Total return[d]	1.37%	5.19%		(0.32)%

Ratios to average net assets[e]

Expenses[f]	0.49% [g]	0.49%	[g]	0.49%

Net investment income	3.24%	3.74%		3.80%

Supplemental data

Net assets, end of year (000’s)	$196,774	$177,983		$365,406

Portfolio turnover rate	20.23%	14.58%		16.46%

aFor the period August 1, 2017 (effective date) to April 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30,
	2020	2019		2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.83	$11.69		$12.03	$12.49	$12.46

Income from investment operations[a]:

Net investment income[b]	0.38	0.43		0.45	0.48	0.49

Net realized and unrealized gains (losses)	(0.22)	0.16		(0.33)	(0.47)	0.03

Total from investment operations	0.16	0.59		0.12	0.01	0.52

Less distributions from:

Net investment income	(0.38)	(0.45)		(0.46)	(0.47)	(0.49)

Net asset value, end of year	$11.61	$11.83		$11.69	$12.03	$12.49

Total return	1.33%	5.15%		0.95%	0.11%	4.26%

Ratios to average net assets

Expenses	0.52% [c]	0.53%	[c]	0.53%	0.52%	0.51%

Net investment income	3.21%	3.70%		3.76%	3.92%	3.97%

Supplemental data

Net assets, end of year (000’s)	$1,465,542	$1,210,861		$1,207,490	$1,633,602	$1,443,272

Portfolio turnover rate	20.23%	14.58%		16.46%	13.86%	6.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Statement of Investments, April 30, 2020

	Principal Amount	Value
Municipal Bonds 97.5%
Alabama 1.4%
Alabama State Incentives Financing Authority Special Obligation Revenue, Series A, Pre-Refunded, 5.00%, 9/01/42	$14,300,000	$15,725,996
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	6,000,000	6,129,900
Alabama State Public Health Care Authority Lease Revenue, Department of Public Health Facilities, Refunding, 5.00%, 9/01/44	17,085,000	19,451,956
Birmingham Airport Authority Airport Revenue, AGMC Insured, 5.50%, 7/01/40	20,000,000	20,116,400
Birmingham Water Works Board Water Revenue,
Series B, Pre-Refunded, 5.00%, 1/01/38	3,500,000	3,887,800
Series B, Pre-Refunded, 5.00%, 1/01/43	8,000,000	8,886,400
Subordinate, Refunding, Series B, 5.00%, 1/01/43	10,000,000	11,464,100
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,295,570
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,040,450
Chilton County Health Care Authority Limited Obligation Sales Tax Revenue, Chilton County Hospital Project, Series A, 5.00%, 11/01/40	8,425,000	9,321,167
Limestone County Water and Sewer Authority Water Revenue, BAM Insured, 5.00%, 12/01/45	10,500,000	12,035,205
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	11,300,000	12,300,163
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	8,090,000	8,163,700
University of South Alabama Revenue, University Facilities, Series A, BAM Insured, 5.00%, 4/01/49	5,000,000	5,768,650

		143,587,457

Alaska 0.6%
Alaska Municipal Bond Bank GO,
Refunding, Series Three, 5.25%, 10/01/36	16,045,000	18,055,118
Refunding, Series Three, 5.00%, 10/01/39	12,950,000	14,341,736
Alaska State Industrial Development and Export Authority Revenue, Providence Health and Services, Series A, 5.00%, 10/01/40	10,000,000	10,276,600
Alaska State International Airports System Revenue, Refunding, Series C, 5.00%, 10/01/33	12,565,000	12,720,303
Anchorage Electric Revenue, senior lien, Refunding, Series A, 5.00%, 12/01/41	8,875,000	10,054,044

		65,447,801

Arizona 2.7%
Arizona Board of Regents Arizona State University System Revenue, Series C, 5.00%, 7/01/42	9,000,000	10,289,070
Arizona Board of Regents University of Arizona Revenue, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	10,000,000	10,793,600
[a] Chandler IDA, IDR, Intel Corp. Project, Mandatory Put, 5.00%, 6/03/24	15,000,000	16,710,300
Glendale Municipal Property Corp. Excise Tax Revenue, Subordinate, Refunding, Series C, 5.00%, 7/01/38	15,500,000	16,808,510
Lake Havasu Wastewater System Revenue, senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	17,127,150
Maricopa County IDA Senior Living Facilities Revenue, Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36	5,000,000	5,443,950
Maricopa County IDAR,
Banner Health, Series A, 4.00%, 1/01/41	10,000,000	10,313,700
Banner Health, Series A, 4.00%, 1/01/44	25,000,000	25,724,750
Maricopa County PCC, PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 3.60%, 2/01/40	19,500,000	19,462,170
Mesa Utility Systems Revenue, 4.00%, 7/01/36	19,000,000	19,674,120

16	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 4.00%, 7/01/40	$25,000,000	$26,209,000
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/40	24,000,000	24,163,200
junior lien, Series B, 5.00%, 7/01/49	16,000,000	17,654,240
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/32	6,000,000	7,944,540
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/34	5,000,000	6,719,700
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/35	9,860,000	13,354,778
Phoenix Civic Improvement Corp. Rental Car Facility Charge Revenue, Series A, 4.00%, 7/01/45	10,000,000	10,065,800
Pima County Sewer System Revenue, Obligations, AGMC Insured, Pre-Refunded, 5.00%, 7/01/25	7,000,000	7,046,480
Pinal County Electrical District No. 3 Electric System Revenue, Pre-Refunded, 5.25%, 7/01/36	10,000,000	10,527,500

		276,032,558

Arkansas 0.5%
Arkansas Development Finance Authority Healthcare Revenue, Baptist Health, 5.00%, 12/01/47	3,025,000	3,378,834
Bentonville School District No. 6 GO, Benton County, Construction and Refunding, Series B, 4.00%, 6/01/47	27,935,000	29,929,001
University of Arkansas Revenue,
Various Facility, Fayetteville Campus, 5.00%, 11/01/47	6,500,000	7,518,355
Various Facility, Fayetteville Campus, Refunding and Improvement, Series A, 5.00%, 11/01/49	3,000,000	3,560,580
Various Facility, Fayetteville Campus, Series B, Pre-Refunded, 5.00%, 11/01/37	3,100,000	3,361,888

		47,748,658

California 8.4%
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	24,500,000	30,924,145
California State Educational Facilities Authority Revenue, Carnegie Institution of Washington, Refunding, Series A, 5.00%, 7/01/40	24,525,000	24,652,039
California State GO,
Refunding, NATL Insured, 5.00%, 10/01/32	20,000	20,054
Various Purpose, 5.90%, 4/01/23	900,000	918,549
Various Purpose, 5.25%, 11/01/40	50,000,000	50,922,500
Various Purpose, FGIC Insured, 6.00%, 5/01/20	425,000	425,000
Various Purpose, Refunding, 5.25%, 3/01/30	40,000,000	40,122,400
Various Purpose, Refunding, 6.00%, 3/01/33	11,015,000	11,056,086
Various Purpose, Refunding, 5.50%, 3/01/40	22,300,000	22,367,123
California State Public Works Board Lease Revenue,
Various Capital Projects, Series A, 5.00%, 4/01/30	18,000,000	19,261,260
Various Capital Projects, Series A, 5.00%, 4/01/33	12,475,000	13,290,491
Various Capital Projects, Series A, AGMC Insured, 5.00%, 4/01/28	13,030,000	13,981,451
Various Capital Projects, Series A, AGMC Insured, 5.00%, 4/01/29	21,000,000	22,504,650
California Statewide CDA, PCR, Southern California Edison Co., Refunding, Series A, 4.50%, 9/01/29	14,830,000	14,874,490
Corona-Norco USD,
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, 6.20%, 8/01/29	3,250,000	4,258,053
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, Pre- Refunded, 6.80%, 8/01/39	8,500,000	11,608,195
GO, Riverside County, Capital Appreciation, Election of 2006, Series C, AGMC Insured, zero cpn., 8/01/39	7,500,000	3,995,325

franklintempleton.com	Annual Report	17

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40% thereafter, 1/15/30	$15,475,000	$16,775,519
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	20,000,000	19,470,400
Refunding, Series A, 5.75%, 1/15/46	25,000,000	26,916,250
Series A, Pre-Refunded, 6.00%, 1/15/49	20,000,000	23,740,800
Jefferson UHSD San Mateo County GO,
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/35	10,500,000	3,320,520
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/40	10,000,000	2,088,500
Capital Appreciation, Election of 2006, Series D, Pre-Refunded, zero cpn., 8/01/41	13,590,000	2,610,095
Los Angeles Community College District GO, Election of 2008, Series C, Pre-Refunded, 5.25%, 8/01/39	30,000,000	30,339,000
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/40	25,485,000	25,538,009
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	50,000,000	50,106,500
Los Angeles Department of Water and Power Revenue, Power System, Series B, 5.00%, 7/01/31	20,000,000	22,298,800
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	36,844,017
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	12,500,000	17,928,500
New Haven USD,
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/31	2,055,000	1,595,091
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/32	7,830,000	5,849,636
GO, Alameda County, Capital Appreciation, Assured Guaranty, zero cpn., 8/01/33	7,660,000	5,511,217
Rialto USD, GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn., 8/01/36	20,000,000	11,892,200
San Francisco City and County Airport Commission International Airport Revenue,
Refunding, Second Series, Series A, 5.00%, 5/01/49	38,000,000	42,643,980
Second Series, Series E, 5.00%, 5/01/50	1,500,000	1,680,765
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, senior lien, ETM, zero cpn., 1/01/23	7,000,000	6,804,210
senior lien, Refunding, Series A, 5.00%, 1/15/34	50,000,000	53,826,000
San Jose USD Santa Clara County GO, Election of 2012, Series E, 4.00%, 8/01/42	10,600,000	11,515,310
San Mateo UHSD,
GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to 9/01/28, 6.70% thereafter, 9/01/41	20,000,000	20,119,200
GO, Capital Appreciation, Election of 2010, Series A, zero cpn. to 9/01/28, 6.45% thereafter, 9/01/33	6,065,000	5,549,536
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/42	50,000,000	50,912,000
Santa Ana USD,
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero cpn., 8/01/35	10,000,000	6,437,200
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero cpn., 8/01/36	18,865,000	11,616,124
GO, Orange County, Capital Appreciation, Election of 2008, Series B, Assured Guaranty, zero cpn., 8/01/37	10,000,000	5,920,200
Santa Monica-Malibu USD, GO, School Facilities ID No.1, Series A, 4.00%, 8/01/44	9,360,000	10,328,386
West Contra Costa USD,
GO, Contra Costa County, Election of 2005, Capital Appreciation, Series C-1, Assured Guaranty, zero cpn., 8/01/29	10,000,000	8,207,000
GO, Contra Costa County, Election of 2005, Capital Appreciation, Series C-1, Assured Guaranty, zero cpn., 8/01/30	20,845,000	16,522,372
GO, Contra Costa County, Election of 2005, Capital Appreciation, Series C-1, Assured Guaranty, zero cpn., 8/01/31	20,000,000	15,284,400

18	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
West Contra Costa USD, (continued)
GO, Contra Costa County, Election of 2005, Capital Appreciation, Series C-1, Assured Guaranty, zero cpn., 8/01/32	$10,730,000	$7,881,614

		863,255,162

Colorado 3.2%
Colorado Health Facilities Authority Revenue,
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/41	5,000,000	5,504,750
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44	10,200,000	11,146,662
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/44	10,000,000	10,691,700
The Evangelical Lutheran Good Samaritan Society Project, Series A, Pre-Refunded, 5.00%, 6/01/45	19,000,000	22,741,100
Hospital, Advent Health Obligated Group, Refunding, Series A, 4.00%, 11/15/43	30,000,000	31,033,800
Hospital, Adventist Health System Sunbelt Obligated Group, Refunding, Series A, 5.00%, 11/15/41	30,505,000	33,514,013
Hospital, Adventist Health System/Sunbelt Obligated Group, Series A, 5.00%, 11/15/48	12,000,000	13,303,200
Colorado State Health Facilities Authority Hospital Revenue, SCL Health System, Sisters of Charity of Leavenworth, Refunding, Series B, 4.00%, 1/01/40	10,000,000	10,355,400
Denver City and County Airport System Revenue,
Department of Aviation, Refunding, Subordinate, Series A, 5.00%, 12/01/38	12,000,000	13,794,480
Department of Aviation, Refunding, Subordinate, Series A, 5.00%, 12/01/43	11,000,000	12,499,410
Department of Aviation, Refunding, Subordinate, Series A, 5.25%, 12/01/48	26,000,000	29,839,680
Department of Aviation, Refunding, Subordinate, Series B, 5.25%, 11/15/33	16,405,000	17,985,622
Series C, NATL Insured, ETM, 6.125%, 11/15/25	3,590,000	4,393,263
Series C, NATL Insured, Pre-Refunded, 6.125%, 11/15/25	4,410,000	4,584,107
Subordinate, Refunding, Series A, 5.00%, 12/01/48	10,000,000	11,291,100
Denver City and County Dedicated Tax Revenue,
Capital Appreciation, Series A-2, zero cpn., 8/01/35	2,000,000	1,218,060
Capital Appreciation, Series A-2, zero cpn., 8/01/36	2,500,000	1,451,750
Capital Appreciation, Series A-2, zero cpn., 8/01/37	2,455,000	1,359,432
Capital Appreciation, Series A-2, zero cpn., 8/01/38	2,000,000	1,057,740
Current Interest, Series A-1, 5.00%, 8/01/48	39,690,000	45,264,460
Park Creek Metropolitan District Revenue, Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46	2,875,000	3,309,786
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	20,000,000	28,243,400
Regional Transportation District Sales Tax Revenue, FasTracks Project, Series A, 5.00%, 11/01/32	10,000,000	10,776,000

		325,358,915

Connecticut 0.1%
Connecticut State Health and Educational Facilities Authority Revenue,
Hartford Healthcare, Series A, 4.00%, 7/01/37	3,000,000	3,092,100
Hartford Healthcare, Series A, 4.00%, 7/01/39	5,750,000	5,889,437
Hartford Healthcare, Series A, 4.00%, 7/01/40	2,250,000	2,299,343

		11,280,880

Delaware 0.0%†
Kent County Student Housing and Dining Facility Revenue,
CHF-Dover LLC-Delaware State University Project, Series A, 5.00%, 7/01/40	1,100,000	987,668
CHF-Dover LLC-Delaware State University Project, Series A, 5.00%, 7/01/48	1,485,000	1,282,416
CHF-Dover LLC-Delaware State University Project, Series A, 5.00%, 7/01/53	1,100,000	934,076

		3,204,160

franklintempleton.com	Annual Report	19

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia 3.3%
District of Columbia Ballpark Revenue,
Series B-1, BHAC Insured, 5.00%, 2/01/24	$12,120,000	$12,142,180
Series B-1, BHAC Insured, 5.00%, 2/01/25	7,000,000	7,012,530
Series B-1, BHAC Insured, 5.00%, 2/01/26	9,950,000	9,967,512
District of Columbia GO, Refunding, Series A, 5.00%, 10/15/44	25,000,000	30,210,250
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue, Refunding, 5.00%, 7/15/40	6,830,000	7,499,340
District of Columbia Income Tax Secured Revenue,
Refunding, Series A, 5.00%, 12/01/31	10,000,000	10,032,600
Series A, 4.00%, 3/01/44	10,000,000	11,195,800
District of Columbia Revenue,
Assn. of American Medical Colleges Issue, Series B, Pre-Refunded, 5.25%, 10/01/41	15,000,000	15,961,350
The Catholic University of America Issue, Refunding, 5.00%, 10/01/43	4,000,000	4,349,880
The Catholic University of America Issue, Refunding, Series B, 5.00%, 10/01/42	20,660,000	22,324,163
The Catholic University of America Issue, Refunding, Series B, 5.00%, 10/01/47	24,985,000	26,807,906
District of Columbia International School Issue, 5.00%, 7/01/49	2,275,000	2,157,792
Georgetown University Issue, Growth and Income Securities, Pre-Refunded, AMBAC Insured, 5.00%, 4/01/32	15,370,000	15,971,582
District of Columbia Tobacco Settlement FICO Revenue, Asset-Backed, Refunding, 6.50%, 5/15/33	21,240,000	21,937,734
District of Columbia Water and Sewer Authority Public Utility Revenue,
Green Bonds, senior lien, Series A, 5.00%, 10/01/49	25,000,000	29,516,750
Green Bonds, sub. lien, Series A, 5.00%, 10/01/44	7,350,000	8,884,092
Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	5,000,000	5,088,750
Refunding, Series A, 5.00%, 10/01/44	17,500,000	19,533,500
Refunding, Series A, 5.00%, 10/01/49	15,000,000	16,662,150
Series A, 5.00%, 10/01/39	5,000,000	5,088,750
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
Dulles Metrorail and Capital Improvement Project, sub. lien, Refunding, Series B, 4.00%, 10/01/49	13,555,000	13,130,457
Dulles Metrorail and Capital Improvement Projects, Convertible Capital Appreciation, second senior lien, Series C, Assured Guaranty, 6.50%, 10/01/41	25,000,000	30,771,750
Washington Convention and Sports Authority Dedicated Tax Revenue, Convention Center Hotel Project, senior lien, Series A, 5.00%, 10/01/40	16,415,000	16,110,009

		342,356,827

Florida 6.2%
Atlantic Beach Health Care Facilities Revenue, Fleet Landing Project, Series A, 5.00%, 11/15/53	9,235,000	8,465,632
Broward County HFAR,
MFH, Heron Pointe Apartments Project, Series A, SPA FHLMC, 5.65%, 11/01/22	250,000	250,750
MFH, Heron Pointe Apartments Project, Series A, SPA FHLMC, 5.70%, 11/01/29	225,000	225,790
Broward County Port Facilities Revenue, Senior Bond, Series B, 4.00%, 9/01/44	15,000,000	15,781,200
Cape Coral Water and Sewer Revenue,
Refunding, 5.00%, 10/01/39	10,000,000	11,893,000
Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/42	21,510,000	22,828,993
Central Expressway Authority Revenue,
senior lien, Refunding, 5.00%, 7/01/48	16,000,000	18,148,000
senior lien, Series B, 5.00%, 7/01/49	17,000,000	19,498,490
Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured, Series A-1, 5.00%, 6/01/20	20,000,000	20,062,000

20	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Cocoa Water and Sewer Revenue, System, Series B, 5.00%, 10/01/48	$10,325,000	$12,316,280
Deltona Utility System Revenue, Refunding, AGMC Insured, 5.125%, 10/01/39	5,000,000	5,614,150
Escambia County Health Facilities Authority Health Care Facilities Revenue, Baptist Health Care Corp. Obligated Group, Refunding, Series A, 4.00%, 8/15/45	16,480,000	16,132,766
Florida State Board of Education GO, Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	17,500,000	20,143,025
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	4,750,000	5,019,040
Gainesville Utilities System Revenue,
Refunding, Series A, 5.00%, 10/01/47	31,640,000	38,152,461
Series A, 5.00%, 10/01/36	7,150,000	8,535,456
Greater Orlando Aviation Authority Airport Facilities Revenue, Series A, 4.00%, 10/01/49	10,000,000	10,085,200
Hillsborough County Aviation Authority Revenue,
Tampa International Airport, Passenger Facility Charge, Subordinated, Series A, 5.00%, 10/01/48	20,000,000	21,448,000
Tampa International Airport, Subordinated, Refunding, Series B, 5.00%, 10/01/44	10,000,000	10,683,200
Hillsborough County School Board COP, Master Lease Program, Refunding, Series A, 5.00%, 7/01/28	520,000	560,321
Lee Memorial Health System Hospital Revenue, Refunding, Series A-1, 5.00%, 4/01/44	4,220,000	4,706,355
Martin County Health Facilities Authority Hospital Revenue,
Martin Memorial Medical Center, AGMC Insured, Pre-Refunded, 5.50%, 11/15/42	3,800,000	4,075,994
Martin Memorial Medical Center, Pre-Refunded, 5.50%, 11/15/42	3,800,000	4,075,994
Miami Beach GO, Refunding, 4.00%, 5/01/44	15,000,000	16,691,100
Miami Beach RDA Tax Increment Revenue, City Center/Historic Convention Village, Refunding, Series A, AGMC Insured, 5.00%, 2/01/44	12,000,000	13,401,360
Miami Beach Resort Tax Revenue, 5.00%, 9/01/40	11,000,000	12,703,240
Miami-Dade County Aviation Revenue, Refunnding, Series A, 5.00%, 10/01/49	22,500,000	24,691,725
Miami-Dade County Expressway Authority Toll System Revenue,
Refunding, Series A, 5.00%, 7/01/29	10,000,000	10,673,800
Refunding, Series A, 5.00%, 7/01/32	6,375,000	6,768,210
Series A, 5.00%, 7/01/40	30,265,000	30,388,179
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Refunding, Series A, 5.00%, 5/01/31	10,000,000	10,997,100
Miami-Dade County Special Obligation Revenue,
sub. bond, Refunding, Series B, 5.00%, 10/01/31	5,000,000	5,446,650
sub. bond, Refunding, Series B, 5.00%, 10/01/32	4,500,000	4,899,735
sub. bond, Refunding, Series B, 5.00%, 10/01/35	3,250,000	3,530,605
Miami-Dade County Transit System Sales Surtax Revenue, Refunding, 5.00%, 7/01/35	7,000,000	7,786,030
Miami-Dade County Water and Sewer System Revenue,
Series A, Pre-Refunded, 5.00%, 10/01/42	20,000,000	22,065,400
Series B, 4.00%, 10/01/44	27,500,000	30,148,525
North Sumter County Utility Dependent District Utility Revenue,
5.00%, 10/01/49	3,635,000	4,226,814
5.00%, 10/01/54	7,000,000	8,111,950
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/39	6,000,000	6,711,420
Hospital, Orlando Health Obligated Group, Series A, 5.00%, 10/01/47	5,000,000	5,550,300
Presbyterian Retirement Communities Project, 5.00%, 8/01/47	14,000,000	13,773,760
Orlando-Orange County Expressway Authority Revenue,
Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,034,240
Series C, Pre-Refunded, 5.00%, 7/01/40	15,000,000	15,104,400

franklintempleton.com	Annual Report	21

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Osceola County Transportation Revenue,
Refunding, Series A-1, 5.00%, 10/01/44	$2,000,000	$2,266,100
Refunding, Series A-1, 5.00%, 10/01/49	2,500,000	2,819,700
Pinellas County Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	610,000	611,885
Seminole County Water and Sewer Revenue, Refunding, 4.00%, 10/01/40	8,500,000	9,511,670
South Broward Hospital District Revenue, Hospital, South Broward Hospital District Obligated Group, 5.00%, 5/01/45	20,715,000	23,701,274
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida, Refunding, 5.00%, 8/15/42	15,000,000	16,463,850
St. Petersburg Public Utility Revenue, Refunding, 4.00%, 10/01/43	15,000,000	16,617,750
Sunrise Utilities System Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	420,000	427,707
Tampa-Hillsborough County Expressway Authority Revenue, 5.00%, 7/01/47	10,000,000	11,111,100
Tohopekaliga Water Authority Utility System Revenue, Refunding, 5.00%, 10/01/46	5,000,000	5,862,100
Town of Davie Water and Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	8,575,000	9,027,074

		635,826,850

Georgia 3.4%
Albany Dougherty Payroll Development Authority Revenue, Darton College Project, AGMC Insured, 5.75%, 6/15/41	5,550,000	5,577,639
Atlanta Airport General Revenue, Refunding, Series C, 6.00%, 1/01/30	15,000,000	15,435,150
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,117,660
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24	6,385,000	6,989,787
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25	6,955,000	7,765,118
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	5,000,000	5,681,750
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27	5,000,000	5,775,000
Atlanta Georgia Airport Passenger Facility Charge Revenue, Subordinate, Series D, 4.00%, 7/01/36	15,800,000	16,687,802
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/40	29,500,000	33,412,290
Refunding, Series A, 5.00%, 11/01/40	4,655,000	5,543,174
Refunding, Series A, 5.00%, 11/01/41	4,845,000	5,756,054
Refunding, Series C, 4.00%, 11/01/38	13,550,000	15,043,210
Brookhaven Development Authority Revenue, Children’s Healthcare of Atlanta, Series A, 4.00%, 7/01/49	15,040,000	15,913,974
Burke County Development Authority PCR,
Oglethorpe Power Corp. Vogtle Project, Refunding, Series C, 4.125%, 11/01/45	2,500,000	2,525,900
Oglethorpe Power Corp. Vogtle Project, Refunding, Series D, 4.125%, 11/01/45	18,500,000	18,691,660
Clarke County Hospital Authority Revenue, Piedmont Health Care Inc. Project, Refunding, Series A, 5.00%, 7/01/46	10,835,000	11,835,829
Cowetha County Development Authority Revenue, Forward Delivery-Piedmont Healthcare Inc. Project, Series A, 5.00%, 7/01/44	10,000,000	11,341,700
Fayette County Hospital Authority Revenue, Anticipation Certificates, Piedmont Fayette Hospital Project, Refunding, Series A, 5.00%, 7/01/39	11,420,000	12,292,945
Fulton County Development Authority Hospital Revenue, Anticipation Certificates, Wellstar Health System Inc. Project, Series A, 5.00%, 4/01/47	5,000,000	5,442,150
Fulton County Development Authority Revenue, Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/46	11,005,000	12,021,532
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/45	13,040,000	14,205,906

22	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Georgia Municipal Electric Authority Revenue,
Plant Vogtle Units 3 and 4 Project P, Series B, 5.00%, 1/01/59	$4,000,000	$4,101,840
Project One, Subordinated, Refunding, Series A, 5.00%, 1/01/44	4,580,000	4,889,791
Georgia State GO, Series A-2, 4.00%, 2/01/36	10,000,000	11,101,100
Georgia State Higher Education Facilities Authority Revenue,
USG Real Estate Foundation III LLC Project, Series A, 5.00%, 6/15/40	3,700,000	3,718,315
USG Real Estate Foundation III LLC Project, Series A, Assured Guaranty, 5.00%, 6/15/38	6,845,000	6,878,883
USG Real Estate Foundation III LLC Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/15/38	2,405,000	2,416,761
USG Real Estate Foundation III LLC Project, Series A, Pre-Refunded, 5.00%, 6/15/40	1,300,000	1,306,435
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health System Project, 5.00%, 8/01/47	2,250,000	2,390,490
Main Street Natural Gas Inc. Gas Supply Revenue, Series A, 5.00%, 5/15/49	11,500,000	13,415,670
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/28	5,000,000	6,077,800
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, AGMC Insured, Pre-Refunded, 5.00%, 8/01/41	7,500,000	7,577,850
Private Colleges and Universities Authority Revenue,
Emory University, Green Bonds, Refunding, Series B, 5.00%, 9/01/48	6,005,000	7,270,974
Emory University, Refunding, Series A, 5.00%, 9/01/41	10,000,000	10,464,600
Emory University, Refunding, Series A, 5.00%, 10/01/43	10,000,000	11,077,500
Savannah EDA Revenue, SSU Community Development I LLC Project, Assured Guaranty, 5.75%, 6/15/41	10,000,000	10,045,800
Savannah Hospital Authority Revenue, Anticipation Certificates, St. Joseph’s/Candler Health System Inc., Series A, 4.00%, 7/01/43	15,000,000	15,003,300

		348,793,339

Hawaii 1.0%
Hawaii State Airports System Revenue,
Series A, 5.00%, 7/01/43	15,000,000	16,689,300
Series A, 5.00%, 7/01/48	15,450,000	17,078,739
Hawaii State Department of Budget and Finance Special Purpose Revenue,
Hawaiian Electric Co. Inc. and its Subsidiary, 3.50%, 10/01/49	17,035,000	16,074,737
Hawaiian Electric Co. Inc. and its Subsidiary, Refunding, 3.20%, 7/01/39	10,000,000	9,477,900
Honolulu City and County Wastewater System Revenue,
First Bond Resolution, Senior Series A, 5.00%, 7/01/47	25,000,000	29,336,000
First Bond Resolution, Senior Series A, Pre-Refunded, 5.00%, 7/01/38	10,000,000	10,497,500

		99,154,176

Idaho 0.2%
Idaho Health Facilities Authority Hospital Revenue, Trinity Health Credit Group, Series D, 4.00%, 12/01/43	6,000,000	6,210,720
Idaho State Health Facilities Authority Revenue,
St. Luke’s Health System Project, Refunding, Series A, 5.00%, 3/01/36	4,200,000	4,769,436
St. Luke’s Health System Project, Refunding, Series A, 5.00%, 3/01/37	3,500,000	3,961,125

		14,941,281

franklintempleton.com	Annual Report	23

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Illinois 3.3%
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn., 1/01/36	$19,000,000	$9,213,670
Chicago GO, Lakefront Millennium Project, Parking Facilities, NATL Insured, ETM, 5.75%, 1/01/23	8,955,000	9,725,667
Chicago Midway Airport Revenue,
Refunding, Series B, 5.00%, 1/01/46	18,420,000	19,631,852
Refunding, Series C, Assured Guaranty, 5.50%, 1/01/24	12,950,000	13,848,730
Chicago O’Hare International Airport Revenue,
General Airport, senior lien, Series D, 5.25%, 1/01/42	10,000,000	11,148,700
General Airport, senior lien, Series D, 5.00%, 1/01/47	18,000,000	19,602,360
General Airport, third lien, Series A, 5.75%, 1/01/39	840,000	860,530
General Airport, third lien, Series A, Pre-Refunded, 5.75%, 1/01/39	4,160,000	4,298,528
General Airport, third lien, Series C, Assured Guaranty, 5.25%, 1/01/35	39,485,000	39,607,403
Chicago Transit Authority Sales Tax Receipts Revenue, 5.25%, 12/01/40	10,000,000	10,495,600
Illinois State Finance Authority Revenue,
Carle Foundation, Refunding, Series A, 5.00%, 2/15/45.	20,000,000	22,737,200
Mercy Health System Corp., Refunding, 5.00%, 12/01/46	30,000,000	32,379,000
Illinois State Finance Authority Student Housing Revenue,
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43.	15,000,000	15,344,100
CHF-Normal LLC, Illinois State University Project, Pre-Refunded, 7.00%, 4/01/43	7,500,000	7,896,600
Illinois State GO,
AGMC Insured, 5.00%, 3/01/27	11,500,000	11,803,140
Refunding, AGMC Insured, 5.00%, 1/01/23	10,000,000	10,011,900
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
McCormick Place Expansion Project, Capital Appreciation, Series B, NATL Insured, 5.65%, 6/15/22	24,500,000	25,758,320
McCormick Place Expansion Project, Capital Appreciation, Series B, NATL Insured, ETM, 5.65%, 6/15/22	5,500,000	6,049,395
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place Convention Center, ETM, 7.00%, 7/01/26	9,925,000	11,736,213
Railsplitter Tobacco Settlement Authority Revenue, Pre-Refunded, 6.00%, 6/01/28	14,530,000	15,343,535
Regional Transportation Authority GO, Cook DuPage Kane Lake McHenry and Will Counties, Series A, AMBAC Insured, 7.20%, 11/01/20	170,000	174,575
Southwestern Illinois Development Authority Revenue,
Capital Appreciation, Local Government Program, AGMC Insured, zero cpn., 12/01/24	3,850,000	3,516,513
Capital Appreciation, Local Government Program, AGMC Insured, zero cpn., 12/01/26	7,700,000	6,647,872
St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source, Refunding, AMBAC Insured, 5.125%, 1/01/28	7,135,000	7,140,779
University of Illinois University Revenue,
Auxiliary Facilities System, Refunding, Series A, 5.125%, 4/01/36	2,950,000	2,997,938
Auxiliary Facilities System, Refunding, Series A, 5.25%, 4/01/41	5,000,000	5,077,900
Upper Illinois River Valley Development Authority MFHR,
Prairie View and Timber Oaks Apartments, Series A1, 5.00%, 12/01/43	8,550,000	7,139,079
Prairie View and Timber Oaks Apartments, Series A1, 5.00%, 12/01/54	11,000,000	8,726,520

		338,913,619

24	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Indiana 3.2%
Hammond Multi-School Building Corp. Revenue, Lake County, first mortgage, 5.00%, 7/15/38	$3,000,000	$3,410,940
Indiana Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, Series A, 5.25%, 11/15/46	11,955,000	11,980,942
Baptist Homes of Indiana Senior Living, Series A, 5.00%, 11/15/53	15,000,000	14,342,850
Deaconess Health System Obligated Group, Refunding, Series A, 5.00%, 3/01/39	5,000,000	5,441,700
Educational Facilities, Marian University Project, Pre-Refunded, 6.375%, 9/15/41	12,500,000	13,468,250
Stadium Project, Refunding, Series A, 5.25%, 2/01/37	10,000,000	11,118,600
Indiana Finance Authority Wastewater Utility Revenue,
Citizens Wastewater of Westfield Project, Series A, 5.00%, 10/01/48	16,665,000	19,859,014
CWA Authority Project, first lien, Refunding, Series A, 5.00%, 10/01/39	30,000,000	33,772,200
CWA Authority Project, first lien, Series A, 5.00%, 10/01/37	5,000,000	5,387,600
CWA Authority Project, first lien, Series A, 5.25%, 10/01/38	12,000,000	12,670,920
CWA Authority Project, first lien, Series A, 4.00%, 10/01/42	24,690,000	25,653,157
Indiana State Financial Authority Revenue, Private Ativity- River Bridges E End Xing-A-P3 Project, 5.25%, 1/01/51	20,000,000	20,584,200
Indiana State Municipal Power Agency Revenue,
Power Supply System, Refunding, Series A, 4.00%, 1/01/42	5,860,000	6,285,026
Power Supply System, Refunding, Series A, 5.00%, 1/01/42	21,290,000	24,254,207
Indiana University Lease Purchase Obligations Revenue, The Trustees of Indiana University, Refunding, Series A, 4.00%, 6/01/45	8,525,000	9,423,705
Indianapolis Local Public Improvement Bond Bank Revenue,
Community Justice Campus, Courthouse and Jail Project, Refunding, Series A, 4.00%, 2/01/44	6,050,000	6,684,585
Community Justice Campus, Courthouse and Jail Project, Refunding, Series A, 5.00%, 2/01/49	41,970,000	48,924,429
Pilot Infrastructure Project, Refunding, Series C, 5.00%, 1/01/40	23,225,000	27,458,685
Indianapolis Water System Revenue, first lien, Refunding, Series B, 5.00%, 10/01/37	15,000,000	17,942,250
Northern Indiana Commuter Transportation District Revenue, Limited Obligation, 5.00%, 7/01/41	6,000,000	6,944,640

		325,607,900

Iowa 0.3%
Iowa State Finance Authority Revenue,
Green Bonds, Refunding, 5.00%, 8/01/42	16,000,000	18,983,840
UnityPoint Health, Refunding, Series B, 5.00%, 2/15/48	7,500,000	8,435,175

		27,419,015

Kansas 0.8%
Butler County USD No. 490 GO, School Building, El Dorado, Series B, BAM Insured, 4.00%, 9/01/43	10,000,000	10,761,400
University of Kansas Hospital Authority Health Facilities Revenue, Kansas University Health System, Refunding, Series A, 5.00%, 3/01/47	23,115,000	26,573,697
Wyandotte County Kansas City Unified Government Utility System Revenue,
Improvement, Refunding, Series A, 5.00%, 9/01/44	3,000,000	3,321,810
Improvement, Series A, 5.00%, 9/01/45	10,000,000	11,241,300
Improvement, Series C, 5.00%, 9/01/41	5,000,000	5,735,550
Improvement, Series C, 5.00%, 9/01/46	16,565,000	18,857,099

		76,490,856

franklintempleton.com	Annual Report	25

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky 0.2%
Kentucky State Municipal Power Agency Power System Revenue,
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/35	$7,750,000	$8,800,978
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/42	10,000,000	11,012,300

		19,813,278

Louisiana 2.6%
East Baton Rouge Sewerage Commission Revenue, Refunding, Series A, 4.00%, 2/01/45	20,000,000	21,727,600
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Series B, Assured Guaranty, 4.00%, 12/01/42	20,000,000	22,253,800
Lafayette Communications System Revenue, Refunding, AGMC Insured, 5.00%, 11/01/30	5,000,000	5,875,550
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.00%, 10/01/25	5,500,000	5,597,625
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.50%, 10/01/35	6,000,000	6,118,680
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.50%, 10/01/41	15,000,000	15,296,700
Louisiana Local Government Environmental Facilities and CDA Revenue,
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/44	5,820,000	6,376,218
LCTCS Act 360 Project, 5.00%, 10/01/39	10,000,000	10,826,300
Southeastern Louisiana University, Student Union/University Facilities Inc. Project, Series A, AGMC Insured, 5.00%, 10/01/40	8,545,000	8,661,212
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/47	35,000,000	38,187,800
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	15,500,000	16,454,490
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/42	20,000,000	21,798,200
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	7,500,000	7,962,450
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	10,000,000	11,437,000
Louisiana State Gasoline and Fuels Tax Revenue, second lien, Series B, Pre-Refunded, 5.00%, 5/01/45	13,690,000	13,690,000
Louisiana State Public Facilities Authority Lease Revenue,
Provident Group-Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/51	15,000,000	16,806,750
Provident Group-Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/56	11,295,000	12,622,840
New Orleans Aviation Board Revenue, General Airport, North Terminal Project, Series B, 5.00%, 1/01/48	4,000,000	4,366,280
Parish of East Baton Rouge Capital Improvements District Movebr Sales Tax Revenue, 4.00%, 8/01/44	6,000,000	6,611,940
Shreveport Water and Sewer Revenue,
junior lien, Series B, 4.00%, 12/01/44	6,535,000	7,097,402
Series B, 5.00%, 12/01/41	10,000,000	11,461,100

		271,229,937

Maine 0.4%
Maine Health and Higher Educational Facilities Authority Revenue, MaineHealth Issue, Refunding, Series A, 5.00%, 7/01/43	3,000,000	3,349,170
Maine State Health and Higher Educational Facilities Authority Revenue,
Maine General Medical Center Issue, 6.75%, 7/01/36	4,250,000	4,392,715
Maine General Medical Center Issue, 7.00%, 7/01/41	10,000,000	10,330,100
Maine State Turnpike Authority Revenue, 5.00%, 7/01/47	15,500,000	18,284,110

		36,356,095

26	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Maryland 0.8%
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Series C, 5.00%, 7/01/38	$5,000,000	$5,463,200
Mayor and City Council of Baltimore, Wastewater Projects, Series C, 5.00%, 7/01/43	10,000,000	10,847,800
Mayor and City Council of Baltimore, Water Projects, Subordinate, Refunding, Series C, 5.00%, 7/01/39	10,000,000	11,172,500
Mayor and City Council of Baltimore, Water Projects, Subordinate, Refunding, Series C, 5.00%, 7/01/44	10,000,000	11,073,700
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/39	9,430,000	10,404,119
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/44	5,500,000	6,014,580
Maryland CDA Department Housing and Community Development Revenue, Residential, Refunding, Series A, 3.85%, 9/01/33	5,150,000	5,596,299
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46	12,500,000	12,978,500
LifeBridge Health Issue, Refunding, 4.00%, 7/01/42	3,000,000	3,137,220
Medstar Health Issue, Series A, 5.00%, 5/15/42	7,500,000	8,208,525
University of Maryland Medical System Issue, Series B, NATL Insured, ETM, 7.00%, 7/01/22	105,000	114,096

		85,010,539

Massachusetts 3.3%
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A, 5.00%, 7/01/28	10,000,000	12,734,000
Massachusetts Development Finance Agency Revenue,
Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/41	10,135,000	11,107,960
Partners HealthCare System Issue, Refunding, Series Q, 5.00%, 7/01/47	15,000,000	16,588,500
Partners HealthCare System Issue, Refunding, Series S, 4.00%, 7/01/41	15,415,000	16,508,540
Wellesley College Issue, Series J, 5.00%, 7/01/42	10,000,000	10,526,700
Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute Issue, 5.00%, 9/01/59	10,000,000	10,827,300
Massachusetts State Educational Financing Authority Education Loan Revenue,
Issue I, 6.00%, 1/01/28	2,340,000	2,341,732
Issue K, Refunding, 5.25%, 7/01/29	4,570,000	4,805,538
Massachusetts State GO,
Consolidated Loan of 2016, Series G, 4.00%, 9/01/42	20,000,000	21,705,400
Consolidated Loan of 2017, Green Bonds, Series B, 5.00%, 4/01/47	12,335,000	14,360,900
Consolidated Loan of 2019, Series A, 5.25%, 1/01/44	10,000,000	12,220,500
Series A, 5.00%, 1/01/41	15,000,000	17,853,600
Series A, 5.00%, 1/01/46	10,000,000	11,778,300
Massachusetts State Health and Educational Facilities Authority Revenue,
CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25	750,000	785,167
Northeastern University Issue, Series A, 5.00%, 10/01/35	20,000,000	20,288,400
Massachusetts State Port Authority Revenue,
Series C, 5.00%, 7/01/44	10,000,000	11,555,600
Series C, 5.00%, 7/01/49	15,000,000	17,166,000
Massachusetts State Port Authority Special Facilities Revenue, Bosfuel Project, Refunding, Series A, 5.00%, 7/01/49	7,500,000	8,405,625
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Subordinated, Refunding, Series A, 4.00%, 2/15/43	10,750,000	11,533,245
Subordinated, Series A, 5.00%, 2/15/49	25,000,000	28,392,500

franklintempleton.com	Annual Report	27

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Transportation Fund Revenue,
Accelerated Bridge Program, Series A, 4.00%, 6/01/35	$10,000,000	$10,185,700
Rail Enhancement and Accelerated Bridge Programs, Series A, 5.00%, 6/01/47	25,055,000	29,133,703
Rail Enhancement and Accelerated Bridge Programs, Series A, 5.00%, 6/01/48	15,000,000	17,749,500
Massachusetts State Water Pollution Abatement Trust Revenue,
MWRA Program, Series A, 5.00%, 8/01/32	225,000	225,630
Water Pollution Abatement, MWRA Program, Subordinate, Refunding, Series A, 5.75%, 8/01/29	450,000	451,580
University of Massachusetts Building Authority Project Revenue,
Refunding, Senior Series 1, 5.00%, 11/01/39	16,390,000	18,352,047
Senior Series 1, Pre-Refunded, 5.00%, 11/01/39	3,610,000	4,268,861

		341,852,528

Michigan 2.9%
Detroit City School District GO,
School Building and Site Improvement, Refunding, Series A, 5.00%, 5/01/30	1,245,000	1,324,170
School Building and Site Improvement, Refunding, Series A, 5.00%, 5/01/33	1,500,000	1,593,570
Detroit Sewage Disposal System Revenue, second lien, Series B, NATL Insured, 5.00%, 7/01/36	10,000	10,028
Detroit Water and Sewerage Department Sewage Disposal System Revenue,
senior lien, Refunding, Series A, 5.25%, 7/01/39	12,000,000	12,742,920
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	10,000,000	10,773,200
Detroit Water Supply System Revenue, senior lien, Series B, NATL Insured, 5.00%, 7/01/34	10,000	10,028
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/26	15,000,000	15,049,500
Michigan Finance Authority Revenue,
Hospital, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	20,925,000	22,612,392
Hospital, Bronson Healthcare Group Inc., Refunding, Series A, 5.00%, 5/15/54	35,000,000	36,361,500
Hospital, Henry Ford Health System, Series A, 5.00%, 11/15/48	25,920,000	28,400,026
Hospital, McLaren Health Care, Series A, 4.00%, 2/15/44	20,000,000	20,981,200
Hospital, Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39	29,750,000	31,764,670
Michigan Hospital Finance Authority Revenue,
Ascension Health Senior Credit Group, Refunding, Series F-8, 5.00%, 11/15/47	10,000,000	11,274,100
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	9,230,000	10,022,119
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	770,000	835,250
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I-A, 5.375%, 10/15/36	6,730,000	7,127,339
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/44	20,655,000	23,105,096
Michigan State HDA Rental Housing Revenue, Series A-1, 3.25%, 10/01/44	3,450,000	3,532,524
Michigan State Strategic Fund Limited Obligation Revenue,
The Detroit Edison Co. Exempt Facilities Project, Refunding, Series KT, 5.625%, 7/01/20	7,000,000	7,050,820
The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized, Series BB, AMBAC Insured, 7.00%, 5/01/21	250,000	264,352
I-75 Improvement Project, 5.00%, 12/31/43	10,000,000	10,206,700
United Methodist Retirement Communities Inc. Project, Refunding, 5.00%, 11/15/49	6,000,000	5,749,980
Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset-Backed, Senior, Series A, 6.00%, 6/01/34	40,000,000	39,589,200

		300,380,684

Minnesota 0.1%
St. Cloud Health Care Revenue, CentraCare Health System, Refunding, 5.00%, 5/01/48	10,000,000	11,108,600

28	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)

Mississippi 0.7%

Medical Center Educational Building Corp. Revenue, University of Mississippi Medical Center, Refunding, Series A, 5.00%, 6/01/47	$25,000,000	$28,340,750

Mississippi Development Bank Special Obligation Revenue, City of Jackson Water and Sewer System Project, AGMC Insured, 6.875%, 12/01/40	3,400,000	3,913,094

Mississippi Hospital Equipment and Facilities Authority Revenue,

Baptist Memorial Health Care, Series A, 5.00%, 9/01/36	6,350,000	6,660,959

Baptist Memorial Health Care, Series A, 5.00%, 9/01/46	30,000,000	30,466,200

		69,381,003

Missouri 0.8%

Kansas City IDA Airport Special Obligation Revenue,

Kansas City International Airport Terminal Modernization Project, Series B, 5.00%, 3/01/46	16,000,000	17,588,640

Kansas City International Airport Terminal Modernization Project, Series B, 5.00%, 3/01/54	23,500,000	25,634,505

Missouri State Health and Educational Facilities Authority Health Facilities Revenue,

Mercy Health, Series F, 5.00%, 11/15/45	25,000,000	27,138,250

SSM Health, Series A, 5.00%, 6/01/48	7,500,000	8,368,575

Missouri State Health and Educational Facilities Authority Revenue, Lutheran Senior Services Projects, Refunding, Series B, 5.00%, 2/01/46	4,000,000	3,726,000

		82,455,970

Montana 0.2%

Montana State Facility Finance Authority Health Care Facilities Revenue, Kalispell Regional Medical Center Obligated Group, Series B, 5.00%, 7/01/43	6,440,000	6,974,327

Montana State Facility Finance Authority Revenue,

Benefits Health System Obligated Group, Refunding, 5.00%, 2/15/41	2,650,000	2,949,847

Billings Clinic Obligated Group, Refunding, Series A, 5.00%, 8/15/48	10,000,000	11,781,100

		21,705,274

Nebraska 0.8%

Douglas County Hospital Authority No. 2 Revenue, Health Facilities, Children’s Hospital Obligated Group, 5.00%, 11/15/47	10,000,000	11,027,100

Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, NATL Insured, ETM, 6.70%, 6/01/22	925,000	975,838

Omaha Public Power District Electric System Revenue, Series C, Pre-Refunded, 5.00%, 2/01/39	23,305,000	24,050,061

Omaha Public Power District Separate Electric System Revenue,

Nebraska City 2, Refunding, Series A, 5.00%, 2/01/49	10,000,000	11,229,400

Nebraska City 2, Series A, 5.25%, 2/01/42	10,000,000	11,475,100

Public Power Generation Agency Revenue,

Whelan Energy Center Unit 2, Refunding, Series A, 5.00%, 1/01/39	7,340,000	8,571,945

Whelan Energy Center Unit 2, Refunding, Series A, 5.00%, 1/01/41	5,140,000	5,981,110

University of Nebraska Revenue,

Lincoln Student Fees and Facilities, Pre-Refunded, 5.00%, 7/01/37	5,000,000	5,356,400

Lincoln Student Fees and Facilities, Pre-Refunded, 5.00%, 7/01/42	7,500,000	8,034,600

		86,701,554

franklintempleton.com	Annual Report	29

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)

Nevada 0.2%

Carson City Hospital Revenue, Carson Tahoe Regional Healthcare Project, Refunding, Series A, 5.00%, 9/01/47	$2,775,000	$2,859,277

Las Vegas Convention and Visitors Authority Convention Center Expansion Revenue, Series B, 5.00%, 7/01/43	10,000,000	10,367,700

Reno Hospital Revenue,

Washoe Medical Center Project, Refunding, Series C, AGMC Insured, 5.375%, 6/01/39	1,535,000	1,537,625

Washoe Medical Center Project, Series C, AGMC Insured, Pre-Refunded, 5.375%, 6/01/39	3,465,000	3,477,127

		18,241,729

New Hampshire 0.3%

New Hampshire Health and Education Facilities Authority Revenue,

Concord Hospital Trust, 5.00%, 10/01/47	6,000,000	6,563,100

Elliot Hospital Issue, Refunding, 5.00%, 10/01/38	4,000,000	4,054,120

University System of New Hampshire Issue, Refunding, 5.00%, 7/01/45	10,350,000	11,790,513
New Hampshire Municipal Bond Bank Revenue, Series B, Pre-Refunded, 5.00%, 8/15/39	11,250,000	11,385,563

		33,793,296

New Jersey 1.0%

New Jersey EDA Revenue,

School Facilities Construction, Series AAA, 5.00%, 6/15/41	26,000,000	26,003,900

School Facilities Construction, Series NN, 5.00%, 3/01/28	22,000,000	22,332,200

New Jersey State Educational Facilities Authority Revenue, Higher Education Capital Improvement Fund Issue, Series B, 5.00%, 9/01/36	14,000,000	14,088,060

New Jersey State Transportation Trust Fund Authority Revenue,

Transportation Program, Series AA, 5.00%, 6/15/45	15,000,000	14,761,650

Transportation System, Series B, 5.25%, 6/15/36	10,000,000	10,039,900
New Jersey State Turnpike Authority Revenue, Turnpike, Series E, 5.00%, 1/01/45	11,475,000	12,436,720

		99,662,430

New Mexico 0.3%

New Mexico Hospital Equipment Loan Council Hospital System Revenue,

Presbyterian Healthcare Services, Refunding, Series A, 5.00%, 8/01/44	10,000,000	10,992,100

Presbyterian Healthcare Services, Refunding, Series A, 5.00%, 8/01/46	15,000,000	17,021,100

		28,013,200

New York 11.8%

Hudson Yards Infrastructure Corp. Revenue,

Senior, Fiscal 2012, Series A, AGMC Insured, 5.00%, 2/15/47	15,745,000	16,173,107

Senior, Fiscal 2012, Series A, AGMC Insured, Pre-Refunded, 5.00%, 2/15/47	730,000	754,732

Long Island Power Authority Electric System Revenue, General, Refunding, Series B, 5.00%, 9/01/46	13,000,000	14,610,700

Metropolitan Transportation Authority Revenue, Green Bond, Series A-1, Group 1, 4.00%, 11/15/45	10,000,000	8,968,000

MTA Revenue,

Transporation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-1, 5.00%, 11/15/49	2,820,000	2,830,998

Transportation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-2, 5.00%, 11/15/45	46,270,000	46,428,706

Transportation, Series A, 5.00%, 11/15/38	11,800,000	11,816,166

Transportation, Series D, Pre-Refunded, 5.00%, 11/15/34	10,000,000	10,234,900

Transportation, Series D, Pre-Refunded, 5.00%, 11/15/36	9,500,000	10,122,345

Transportation, Series D, Pre-Refunded, 5.25%, 11/15/40	15,000,000	15,372,150

30	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)

New York (continued)

MTA Revenue, (continued)
Transportation, Series D, Sub Series D-1, 5.00%, 11/15/39	$8,000,000	$8,015,920
Transportation, Sub Series A-1, 5.00%, 11/15/40	30,000,000	30,041,100
Transportation, SubSeries A-1, 5.00%, 11/15/40	7,000,000	7,015,330

New York City GO,
Fiscal 2002, Series D, 5.50%, 6/01/24	180,000	180,630
Multi Modal, Series D-1, 4.00%, 3/01/44	4,250,000	4,552,855
Series E-1, 5.00%, 3/01/40	14,570,000	16,879,199
Series F, 5.25%, 1/15/23	5,000	5,017

New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2011, Series GG, Pre-Refunded, 5.00%, 6/15/43	25,000,000	26,207,750
Second General Resolution, Fiscal 2012, Series AA, Pre-Refunded, 5.00%, 6/15/34	10,000,000	10,483,100
Second General Resolution, Fiscal 2012, Series AA, Pre-Refunded, 5.00%, 6/15/44	21,550,000	22,591,081
Second General Resolution, Fiscal 2013, Refunding, Series DD, 5.00%, 6/15/35	30,705,000	33,605,701
Second General Resolution, Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	15,000,000	16,284,150
Second General Resolution, Fiscal 2015, Refunding, Series FF, 5.00%, 6/15/39	10,000,000	11,356,000
Second General Resolution, Fiscal 2015, Refunding, Series HH, 5.00%, 6/15/39	15,000,000	17,034,000
Second General Resolution, Fiscal 2017, Series CC, Subseries CC-2, 5.00%, 6/15/46	32,500,000	37,447,800
Second General Resolution, Fiscal 2019, Series DD-1, 5.25%, 6/15/49	12,000,000	14,186,760
Second General Resolution, Series DD, Subseries DD-1, 4.00%, 6/15/50	8,000,000	8,706,160

New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2011, Series S-2, Subseries S-2A, 5.00%, 7/15/40	35,000,000	36,202,950
Fiscal 2012, Series S-1, Subseries S-1A, 5.25%, 7/15/37	30,300,000	31,452,309

New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/39	15,000,000	15,256,950
Future Tax Secured, Subordinate, Fiscal 2014, Series A, Subseries A-1, 5.00%, 11/01/34	15,000,000	16,625,250
Future Tax Secured, Subordinate, Fiscal 2016, Series E, Subseries E-1, 5.00%, 2/01/38	10,000,000	11,402,100
Future Tax Secured, Subordinate, Fiscal 2017, Series B, Subseries B-1, 5.00%, 8/01/36	10,000,000	11,541,800
Future Tax Secured, Subordinate, Fiscal 2017, Series B, Subseries B-1, 5.00%, 8/01/38	10,000,000	11,497,900
Future Tax Secured, Subordinate, Fiscal 2017, Series F, Subseries F-1, 5.00%, 5/01/42	11,095,000	12,670,934
Future Tax Secured, Subordinate, Fiscal 2018, Series C, Subseries C-2, 5.00%, 5/01/38	11,945,000	13,986,998
Future Tax Secured, Subordinate, Fiscal 2020, Series B, Subseries B-1, 4.00%, 11/01/45	5,200,000	5,587,764
Subordinate, Series B-1, 4.00%, 11/01/47	10,000,000	10,719,900

New York City Transitional Financial Authority Revenue, Subordinate- Series C-3, 4.00%, 5/01/43	19,800,000	21,153,132

New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Secured by Port Authority Bonds, 5.25%, 12/15/43	25,000,000	26,202,500
Seven World Trade Center Project, Refunding, 5.00%, 9/15/43	6,500,000	6,866,600

New York Liberty Development Corp. Revenue,
Goldman Sachs Headquarters Issue, 5.50%, 10/01/37	24,995,000	32,075,084
Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	40,000,000	49,961,200

New York State Dormitory Authority Revenues, Lease, State University Dormitory Facilities, Series A,

Pre-Refunded, 5.00%, 7/01/41	10,000,000	10,508,300

New York State Dormitory Authority Sales Tax Revenue,
Bid Group 3, Refunding, Series E, 5.00%, 3/15/42	59,480,000	69,422,082
Bid Group 4, Series E, 5.00%, 3/15/46	73,125,000	85,026,094
Bid Group 4, Series E, Pre-Refunded, 5.00%, 3/15/46	5,000	5,814
Bid Group C, Series A, 5.00%, 3/15/43	10,000,000	11,386,900
Refunding, Series C, 5.00%, 3/15/42	33,280,000	38,544,563

franklintempleton.com	Annual Report	31

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Sales Tax Revenue, (continued)
State Supported Debt, Series A, 5.00%, 3/15/45	$25,000,000	$28,784,750
New York State Dormitory Authority State Personal Income Tax Revenue,
Bidding Group 3 Bonds, Refunding, Series B, 5.00%, 2/15/42	24,410,000	28,120,808
General Purpose, Refunding, Series D, 4.00%, 2/15/47	50,000,000	53,629,000
General Purpose, Series A, Pre-Refunded, 5.00%, 2/15/36	15,000,000	16,750,800
Group C, Series B, 5.00%, 2/15/40	20,000,000	22,573,200
[b] New York State Power Authority Revenue, Refunding, Series A, 4.00%, 11/15/45	8,055,000	8,909,797
New York State Thruway Authority General Revenue,
Junior Indebtedness Obligations, junior lien, Series A, 5.00%, 1/01/51	9,000,000	9,823,410
Junior Indebtedness Obligations, junior lien, Series B, 4.00%, 1/01/45	20,000,000	20,625,800
New York State Urban Development Corp. Revenue,
State Personal Income Tax, General Purpose, Series A, 5.00%, 3/15/31	10,000,000	10,326,300
State Personal Income Tax, General Purpose Bidding Group 2, Series A, 4.00%, 3/15/47	15,200,000	16,546,416
Port Authority of New York and New Jersey Revenue,
Consolidated, Refunding, One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	20,000,000	21,792,200
Consolidated, Two Hundred Eighteenth Series, 4.00%, 11/01/47	8,000,000	8,013,840
[b] Suffolk County Water Authority Revenue, Series B, 3.00%, 6/01/45	15,000,000	15,036,000
Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	13,970,000	15,019,426

		1,205,953,228

North Carolina 1.7%
North Carolina Eastern Municipal Power Agency Power System Revenue,
Series B, ETM, 6.00%, 1/01/22	1,250,000	1,358,813
Series B, ETM, 6.25%, 1/01/23	39,030,000	44,590,994
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, Pre-Refunded, 5.00%, 5/01/23	20,000,000	20,000,000
Series A, Pre-Refunded, 5.00%, 5/01/26	20,000,000	20,000,000
North Carolina Turnpike Authority Revenue,
Triangle Expressway System, Appropriation, Refunding, Series A, 4.00%, 1/01/39	10,000,000	11,067,600
Triangle Expressway System, Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/33	25,000,000	17,359,000
Triangle Expressway System, Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/34	15,000,000	9,975,300
Triangle Expressway System, Capital Appreciation, Series B, Assured Guaranty, zero cpn., 1/01/35	15,215,000	9,685,565
Raleigh Combined Enterprise System Revenue, Pre-Refunded, 5.00%, 3/01/40	15,830,000	16,399,563
Wake County GO, Refunding, Series C, 5.00%, 3/01/25	21,780,000	25,766,176

		176,203,011

North Dakota 0.4%
North Dakota State HFAR,
[b] Housing Finance Program, Home Mortgage Finance Program, Series A, 3.00%, 7/01/40	2,500,000	2,538,500
Housing Finance Program, Home Mortgage Finance Program, Series F, 3.05%, 7/01/43	2,500,000	2,511,950
North Darkota State Board of Higher Education Housing & Auxiliary Facilities Revenue,
Series A, Assured Guaranty, 4.00%, 4/01/44	10,000,000	11,020,000
University of North Dakota Housing and Auxiliary Facilities, Series A, 4.00%, 4/01/50	9,620,000	10,515,718
University of North Dakota COP,
Infrastructure Energy Improvement Project, Green Certificates, Series A, 5.00%, 4/01/48	5,500,000	6,269,670
Infrastructure Energy Improvement Project, Green Certificates, Series A, 5.00%, 4/01/57	10,000,000	11,233,000

		44,088,838

32	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Ohio 3.8%
Akron Income Tax Revenue, Community Learning Centers, Refunding, Series A, 5.00%, 12/01/29	$10,000,000	$10,781,800
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46	20,000,000	22,588,000
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/39	5,000,000	5,512,100
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/42	2,500,000	2,746,500
Prairie State Energy Campus Project, Refunding, Series C, 4.00%, 2/15/39	18,795,000	20,684,461
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, Pre-Refunded, 6.00%, 6/01/45	6,750,000	6,776,865
Buckeye Tobacco Settlement Financing Authority Revenue,
Senior, Series A-2, Class 1, Refunding, 4.00%, 6/01/48	10,235,000	10,268,469
Tobacco Settlement, Senior, Convertible, Capital Appreciation, Turbo Term, Series A-3, Pre-Refunded, 6.25%, 6/01/37	15,000,000	16,692,000
Butler County Hospital Facilities Revenue, UC Health, Refunding, 5.00%, 11/15/45	7,500,000	8,030,400
Cleveland Airport System Revenue, Series A. AGMC Insured, Pre-Refunded, 5.00%, 1/01/28	9,500,000	10,152,650
Cleveland-Cuyahoga County Port Authority Development Lease Revenue, Administrative Headquarters Project, 5.00%, 7/01/37	6,000,000	7,796,940
Franklin County Hospital Facilities Revenue, OhioHealth Corp., 5.00%, 5/15/40	10,000,000	11,099,000
Franklin County Revenue,
Trinity Health Credit Group, Refunding, Series A, 4.00%, 12/01/44	5,640,000	5,820,818
Trinity Health Credit Group, Series A-OH, 5.00%, 12/01/47	10,800,000	11,984,652
Trinity Health Credit Group, Series OH, 5.00%, 12/01/46	10,000,000	11,039,800
Hamilton County Healthcare Facilities Revenue, The Christ Hospital Project, AGMC Insured, Pre-Refunded, 5.00%, 6/01/42	22,500,000	24,358,050
Hamilton County Hospital Facilities Revenue, UC Health, 5.00%, 9/15/50	5,000,000	5,487,450
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/38	12,000,000	13,345,560
Kent State University Revenues, General Receipts, Series A, Pre-Refunded, 5.00%, 5/01/37	10,500,000	11,397,960
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 4.00%, 11/15/38	10,000,000	11,011,300
Wastewater Improvement, Refunding, 4.00%, 11/15/43	10,000,000	10,895,000
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	15,000,000	15,421,800
Ohio State Higher Educational Facility Commission Revenue, Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	15,000,000	15,023,100
Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Series B, 4.00%, 1/01/43	12,130,000	13,018,523
Ohio State Hospital Revenue,
Cleveland Clinic Health System Obligated Group, Refunding, Series A, 4.00%, 1/01/36	6,500,000	7,063,875
University Hospitals Health System Inc., Refunding, Series A, AGMC Insured, 5.00%, 1/15/41	7,000,000	7,214,410
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35	35,000,000	39,670,400
Ohio State Turnpike Revenue, Series A, 5.00%, 2/15/43	20,000,000	23,756,000
Ohio State University Revenue, Special Purpose, General Receipts, Series A, 5.00%, 6/01/38	10,000,000	11,016,200
Toledo Water System Revenue, Improvement and Refunding, 5.00%, 11/15/38	20,000,000	21,980,400

		392,634,483

Oklahoma 0.1%
Edmond Public Works Authority Sales Tax and Utility System Revenue,
5.00%, 7/01/42	4,000,000	4,689,560
5.00%, 7/01/47	4,500,000	5,217,930

franklintempleton.com	Annual Report	33

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma (continued)
McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23	$120,000	$128,497
Norman Regional Hospital Authority Hospital Revenue, Norman Regional Hospital Authority Obligated Group, 5.00%, 9/01/45	3,500,000	3,779,790

		13,815,777

Oregon 1.5%
Clackamas and Washington Counties School District No. 3Jt West Linn-Wilsonville GO,
Refunding, Sries A, zero cpn., 6/15/43	3,250,000	1,502,768
Refunding, Sries A, zero cpn., 6/15/45	3,200,000	1,361,216
Refunding, Sries A, zero cpn., 6/15/46	2,500,000	1,018,850
Refunding, Sries A, zero cpn., 6/15/47	4,650,000	1,821,219
Refunding, Sries A, zero cpn., 6/15/50	2,000,000	696,800
Clackamas County School District No. 62 Oregon City GO, Refunding, Series B, 5.00%, 6/15/49	20,000,000	23,698,600
Medford Hospital Facilities Authority Revenue, Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	4,935,000	4,960,465
Oregon Health and Science University Revenue, Refunding, Series A, 4.00%, 7/01/44	1,685,000	1,848,934
Oregon State Department of Transportation Highway User Tax Revenue, Subordinate, Refunding, Series A, 4.00%, 11/15/42	15,000,000	16,698,450
Oregon State Housing and Community Services Department Mortgage Revenue,
SFM Program, Series A, 3.60%, 1/01/33	9,455,000	10,003,768
SFM Program, Series D, 3.80%, 7/01/34	8,990,000	9,745,160
Port of Portland International Airport Revenue, Series Twenty-Five B, 5.00%, 7/01/49	12,720,000	14,024,690
Salem Hospital Facility Authority Revenue, Multi Model, Salem Health Projects, Refunding, Series A, 5.00%, 5/15/44	16,880,000	19,122,508
University of Oregon General Revenue,
Series A, 5.00%, 4/01/48	14,500,000	17,144,655
Series A, 5.00%, 4/01/50	15,000,000	17,525,250
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Capital Appreciation, Series A, zero cpn., 6/15/41	5,725,000	2,692,009
Capital Appreciation, Series A, zero cpn., 6/15/42	5,900,000	2,652,876
Capital Appreciation, Series A, zero cpn., 6/15/43	5,500,000	2,364,340

		148,882,558

Pennsylvania 2.3%
Allegheny County Sanitary Authority Sewer Revenue, Allegheny County, BAM Insured, 5.25%, 12/01/44	5,000,000	5,644,550
Bucks County Water and Sewer Authority Water System Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	5,500,000	5,876,970
AGMC Insured, Pre-Refunded, 5.00%, 12/01/37	10,520,000	11,241,041
AGMC Insured, Pre-Refunded, 5.00%, 12/01/41	5,110,000	5,460,239
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/33	4,550,000	5,205,518
Series B, Pre-Refunded, 5.00%, 6/01/42	5,400,000	5,869,260
Delaware County Regional Water Quality Control Authority Revenue,
Sewer, 5.00%, 11/01/41	5,000,000	5,877,950
Sewer, 5.00%, 11/01/46	10,315,000	12,051,221
Erie Water Authority Water Revenue, Erie County, Refunding, 5.00%, 12/01/43	5,000,000	5,813,650
Lackawanna County GO,
Refunding, Series B, AGMC Insured, 5.00%, 9/01/35	2,850,000	2,883,260
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/35	4,650,000	4,711,799

34	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Montgomery County IDAR, Meadowood Senior Living Project, Refunding, Series A, 5.00%, 12/01/48	$9,000,000	$8,222,400
Montour School District GO,
Series A, AGMC Insured, 5.00%, 4/01/40	3,170,000	3,626,892
Series A, AGMC Insured, 5.00%, 4/01/41	2,000,000	2,282,780
Series A, AGMC Insured, 5.00%, 4/01/42	2,000,000	2,276,220
Pennsylvania State Economic Development Financing Authority Revenue, Water Facilities, Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	20,000,000	20,348,000
Pennsylvania State GO, Refunding, First Series, AGMC Insured, 5.00%, 8/15/26	20,805,000	24,728,615
Pennsylvania State Turnpike Commission Turnpike Revenue, Subordinate, Convertible Capital Appreciation, Series C, AGMC Insured, 6.25%, 6/01/33	5,000,000	6,244,600
Philadelphia School District GO,
Refunding, Series F, 5.00%, 9/01/33	6,415,000	7,529,991
Refunding, Series F, 5.00%, 9/01/36	4,090,000	4,763,950
Philadelphia Water and Wastewater Revenue,
Series A, 5.00%, 7/01/45	15,000,000	16,524,450
Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/40	7,000,000	7,073,500
Pittsburgh and Allegheny County Sports and Exhibition Authority Hotel Room Regional Enterprise Tower Revenue, Refunding, AGMC Insured, 5.00%, 2/01/35	18,000,000	18,162,360
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	15,000,000	15,112,050
State Public School Building Authority Revenue, Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	10,000,000	11,807,700
Westmoreland County Municipal Authority Revenue, Municipal Service, Refunding, BAM Insured, 5.00%, 8/15/42	17,205,000	19,710,736

		239,049,702

Rhode Island 0.4%
Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing, Lifespan Obligation Group, Refunding, 5.00%, 5/15/39	5,500,000	5,715,710
Rhode Island Housing and Mortgage Finance Corp. Revenue,
Homeownership Opportunity, Refunding, Series 15-A, 6.85%, 10/01/24	120,000	120,440
Homeownership Opportunity, Series 10-A, 6.50%, 10/01/22	170,000	170,556
Homeownership Opportunity, Series 10-A, 6.50%, 4/01/27	130,000	130,411
Rhode Island State Health and Educational Building Corp. Higher Education Facility Revenue,
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue, Series B, AGMC Insured, Pre-Re, 5.00%, 9/15/30	7,535,000	7,652,772
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue, Series B, AGMC Insured, Pre-Re, 5.00%, 9/15/35	4,500,000	4,570,335
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue, Series B, AGMC Insured, Pre-Re, 5.00%, 9/15/40	10,270,000	10,430,520
Rhode Island State Health and Educational Building Corp. Revenue, Public Schools, Bond Financing Program, Town of East Greenwich Issue, Series A, 5.00%, 5/15/37	10,000,000	10,753,500

		39,544,244

South Carolina 1.2%
Columbia Waterworks and Sewer System Revenue,
Series A, 4.00%, 2/01/44	5,250,000	5,766,233
Series A, 5.00%, 2/01/49	8,000,000	9,627,600
Greenwood County Hospital Revenue,
Facilities Self Regional Healthcare, Refunding, 4.00%, 10/01/37	8,465,000	9,046,207
Facilities Self Regional Healthcare, Refunding, 4.00%, 10/01/39	1,195,000	1,270,966

franklintempleton.com	Annual Report	35

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
South Carolina (continued)
Piedmont Municipal Power Agency Electric Revenue, Refunding, NATL Insured, 6.25%, 1/01/21	$200,000	$206,964
Rock Hill Utility System Revenue,
Combined Utility System, Refunding, 5.00%, 1/01/41	7,690,000	8,729,380
Combined Utility System, Refunding, 5.00%, 1/01/47	5,000,000	5,630,450
South Carolina Jobs-EDA Hospital Revenue,
Prisma Health Obligated Group, Refunding, Series A, 5.00%, 5/01/43	20,000,000	21,497,200
Prisma Health Obligated Group, Refunding, Series A, 5.00%, 5/01/48	15,000,000	16,018,350
South Carolina State Housing Finance and Development Authority Mortgage Revenue, Series A, 3.00%, 7/01/40	2,000,000	2,014,800
South Carolina State Ports Authority Revenue,
Series B, 5.00%, 7/01/44	10,000,000	11,174,000
Series B, 5.00%, 7/01/54	10,365,000	11,434,772
South Carolina State Public Service Authority Revenue, Refunding and Improvement, Series A, 5.00%, 12/01/55	20,000,000	20,890,200
Woodruff Roebuck Water District Revenue, South Carolina Water System Improvement, AGMC Insured, Pre-Refunded, 5.00%, 6/01/40	3,000,000	3,009,780

		126,316,902

South Dakota 1.2%
Huron School District No. 2-2 GO, 5.00%, 6/15/39	4,000,000	4,496,640
South Dakota State Building Authority Revenue, Refunding, Series A, 5.00%, 6/01/42	5,450,000	6,376,554
South Dakota State Health and Educational Facilities Authority Revenue,
Avera Health Issue, Refunding, 4.00%, 7/01/42	10,000,000	10,207,400
Avera Health Issue, Refunding, 5.00%, 7/01/46	51,050,000	56,444,964
Regional Health, 4.00%, 9/01/37	10,920,000	11,664,744
Regional Health, 5.00%, 9/01/40	10,000,000	11,226,200
Vocational Education Program, Refunding, Series A, 5.00%, 8/01/38	3,475,000	4,019,185
Vocational Education Program, Refunding, Series A, 5.00%, 8/01/46	6,005,000	6,434,838
Vocational Education Program, Series A, 5.125%, 8/01/46	7,000,000	7,309,960

		118,180,485

Tennessee 1.6%
Johnson City Health and Educational Facilities Board Hospital Revenue,
Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, ETM, 5.25%, 7/01/28	8,500,000	9,199,720
Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	90,000	91,542
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health, Refunding, Series A, 5.00%, 1/01/42	35,000,000	38,282,650
Memphis-Shelby County Airport Authority Airport Revenue,
5.00%, 7/01/43	7,500,000	8,333,325
5.00%, 7/01/47	11,000,000	12,155,770
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Green Bonds, Subordinate, Series A, 5.00%, 7/01/46	6,000,000	6,986,820
Subordinate, Refunding, Series B, 5.00%, 7/01/42	21,645,000	25,360,797
Subordinate, Refunding, Series B, 5.00%, 7/01/46	15,925,000	18,544,185
Metropolitan Nashville Airport Authority Revenue, Airport, Subordinate, Series B, 5.00%, 7/01/44	20,000,000	22,471,200
Tennessee HDA Residential Finance Program Revenue, Issue 4, Refunding, 4.00%, 7/01/43	6,975,000	7,490,104

36	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Tennessee State School Bond Authority Revenue, Higher Educational Facilities Second Program, Series A, 5.00%, 11/01/47	$15,000,000	$17,605,800

		166,521,913

Texas 11.0%
Arlington Special Tax Revenue, Tarrant County, senior lien, Series A, AGMC Insured, 4.00%, 2/15/44	20,000,000	20,968,200
Austin Community College District Public Facility Corp. Lease Revenue, Hays New Campus Project, Travis Williamson Hays Bastrop Lee and Caldwell Counties, 5.00%, 8/01/36	5,700,000	6,140,724
Austin Electric Utility System Revenue, Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/45	10,000,000	11,367,100
Austin Water and Wastewater System Revenue, Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/38	20,000,000	21,949,600
Central Texas Regional Mobility Authority Revenue,
senior lien, Pre-Refunded, 6.00%, 1/01/41	14,000,000	14,480,620
senior lien, Refunding, 5.00%, 1/01/40	12,505,000	13,340,834
senior lien, Refunding, 5.00%, 1/01/46	11,245,000	11,919,812
senior lien, Series A, 5.00%, 1/01/45	5,000,000	5,292,800
Corpus Christi Utility System Revenue,
Improvement, junior lien, 5.00%, 7/15/38	6,000,000	6,604,140
Improvement, junior lien, 5.00%, 7/15/43	7,000,000	7,677,320
Improvement, junior lien, Series A, 5.00%, 7/15/40	13,200,000	15,125,484
Dallas Area Rapid Transit Sales Tax Revenue,
Refunding, Series A, 5.00%, 12/01/46	10,000,000	11,347,800
Refunding, Series A, 5.00%, 12/01/48	12,200,000	13,756,110
Dallas Civic Center Revenue, Refunding and Improvement, Assured Guaranty, 5.25%, 8/15/34	18,975,000	19,031,545
Dallas Waterworks and Sewer System Revenue,
Pre-Refunded, 5.00%, 10/01/35	4,515,000	4,594,193
Refunding, 5.00%, 10/01/35	5,485,000	5,572,321
Dallas/Fort Worth International Airport Revenue,
Joint Improvement, Series A, Pre-Refunded, 5.00%, 11/01/42	25,000,000	25,540,500
Joint Refunding, Series D, 5.25%, 11/01/32	10,000,000	10,929,700
Ector County ISD, GO, School Building, PSF Guarantee, 5.00%, 8/15/36	10,355,000	11,538,059
Forney ISD, GO, Refunding, PSF Guarantee, 5.00%, 8/15/37	15,000,000	17,561,100
Frisco ISD, GO, Collin and Denton Counties, School Building, Refunding, Series B, PSF Guarantee, 5.00%, 8/15/46	20,000,000	23,289,400
Goose Creek Consolidated ISD, GO, Schoolhouse, PSF Guarantee, Pre-Refunded, 5.00%, 2/15/38	6,045,000	6,745,253
Grand Parkway Transportation Corp. System Toll Revenue,
Capital Appreciation, Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	10,000,000	10,707,200
Tela Supported, Subordinate Tier, Refunding, Series B, 4.00%, 10/01/45	15,455,000	16,448,138
Tela Supported, Subordinate Tier, Series A, 5.00%, 10/01/48	7,720,000	8,971,875
Harris County Cultural Education Facilities Finance Corp. Revenue,
Houston Methodist Hospital, 5.00%, 12/01/45	30,000,000	33,585,600
Memorial Hermann Health System, 5.00%, 7/01/45	15,000,000	16,267,950
Harris County Toll Road Revenue, senior lien, Refunding, Series A, 5.00%, 8/15/43	6,000,000	7,072,500
Hidalgo County Regional Mobility Authority Vehicle Registration Revenue,
senior lien, Refunding, 5.25%, 12/01/38	5,000,000	5,476,650
senior lien, Refunding, 5.00%, 12/01/43	5,000,000	5,405,000
Houston Utility System Revenue, Combined, first lien, Series D, Pre-Refunded, 5.00%, 11/15/36	10,000,000	10,650,300

franklintempleton.com	Annual Report	37

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Lamar Consolidated ISD, GO, Fort Bend County, Schoolhouse, Refunding, PSF Guarantee, 5.00%, 2/15/43	$30,000,000	$ 35,006,700
Laredo Waterworks Sewer System Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 3/01/41	2,500,000	2,588,900
Refunding, 4.00%, 3/01/41	9,690,000	10,381,769
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, 5.00%, 5/15/43	10,000,000	11,578,500
LCRA Transmission Services Corp. Project, Refunding, Series A, 5.00%, 5/15/36	10,000,000	10,900,300
New Hope Cultural Education Facilities Finance Corp. Revenue, Texas A&M University Project, Series A-1, 5.00%, 4/01/46	6,000,000	7,000,680
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF-Collegiate Housing Island Campus LLC, Series A, 5.00%, 4/01/37	2,500,000	2,190,700
Collegiate Housing Corpus Christi II, Texas A&M University Corpus Christi Project, Series A, 5.00%, 4/01/48	7,825,000	6,540,448
NCCD-College Station Properties LLC, Texas A&M University Project, Series A, 5.00%, 7/01/47	10,000,000	7,813,300
New Hope Cultural Educational Facilities Finance Corp. Senior Living Revenue,
Quality Senior Housing Foundation of East Texas Inc. Project, Series A-1, 5.00%, 12/01/39	5,650,000	5,552,877
Quality Senior Housing Foundation of East Texas Inc. Project, Series A-1, 5.00%, 12/01/49	6,700,000	6,343,895
Quality Senior Housing Foundation of East Texas Inc. Project, Series A-1, 5.00%, 12/01/54	5,000,000	4,680,700
North East Regional Mobility Authority Revenue, senior lien, Series A, 5.00%, 1/01/41	16,750,000	17,128,717
North Harris County Regional Water Authority Revenue,
senior lien, Refunding, 4.00%, 12/15/41	20,000,000	21,603,600
senior lien, Refunding, 5.00%, 12/15/46	18,460,000	21,775,416
North Texas Tollway Authority Revenue,
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	29,125,000
Special Projects System, Capital Appreciation, Series B, Pre-Refunded, zero cpn., 9/01/37	7,500,000	3,854,925
Special Projects System, Capital Appreciation, Series B, Pre-Refunded, zero cpn., 9/01/43	7,500,000	2,456,925
Special Projects System, Capital Appreciation, Series C, Pre-Refunded, zero cpn. to 9/01/21, 6.75% thereafter, 9/01/45	25,000,000	34,912,500
System, first tier, Refunding, Series A, 5.00%, 1/01/43.	47,000,000	53,832,860
System, first tier, Refunding, Series A, 5.00%, 1/01/48.	33,500,000	38,105,915
System, second tier, Refunding, 5.00%, 1/01/48	25,250,000	27,955,790
System, second tier, Refunding, Series A, 5.00%, 1/01/35	10,000,000	11,062,300
System, second tier, Refunding, Series A, 5.00%, 1/01/38	10,000,000	10,993,100
System, second tier, Refunding, Series B, 5.00%, 1/01/48	10,000,000	10,978,100
Port Freeport Revenue, Brazoria County, senior lien, Series A, 5.00%, 6/01/49	4,000,000	4,569,760
Red River Education FICO Higher Education Revenue, St. Edward’s University Project, Refunding, 5.00%, 6/01/46	2,250,000	2,297,633
San Antonio Airport System Revenue, Passenger Facility Charge, sub. lien, Improvement, AGMC Insured, Pre-Refunded, 5.375%, 7/01/40	5,000,000	5,036,550
San Antonio Electric and Gas Systems Revenue, junior lien, 5.00%, 2/01/38	10,000,000	10,798,100
San Antonio Public Facilities Corp. Lease Revenue, Improvement and Refunding, Lease, Convention Center Refinancing and Expansion Project, 4.00%, 9/15/42	36,500,000	37,502,290
San Antonio Water System Revenue,
Bexar County, junior lien, Refunding, Series A, 5.00%, 5/15/43	12,000,000	14,361,360
Bexar County, junior lien, Refunding, Series A, 5.00%, 5/15/48	10,000,000	11,888,800
San Jacinto River Authority Special Project Revenue,
Group Project, AGMC Insured, 5.00%, 10/01/32	5,000,000	5,013,650
Group Project, AGMC Insured, 5.00%, 10/01/37	3,000,000	3,008,640

38	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
San Marcos Electric Utility System Revenue, Hays Caldwell and Guadalupe Counties, BAM Insured, 5.00%, 11/01/33	$6,300,000	$6,848,415
Southwest Higher Education Authority Revenue, Southern Methodist University Project, Series A, 5.00%, 10/01/38	24,380,000	27,126,895
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue,
Cook Children’s Medical Center, Refunding, Series A, 5.25%, 12/01/39	10,000,000	10,884,900
Hendrick Medical Center Obligation Group, Refunding, 5.50%, 9/01/43	5,350,000	5,689,297
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Christus Health, Series B, 5.00%, 7/01/43	10,000,000	10,834,400
Texas Health Resources System, Series A, 5.00%, 11/15/52	5,000,000	5,476,800
Tarrant County Health Facilities Development Corp. Health System Revenue,
Harris Methodist Health System, FGIC Insured, ETM, 6.00%, 9/01/24	2,295,000	2,571,685
Harris Methodist Health System, NATL Insured, ETM, 6.00%, 9/01/24	1,910,000	2,140,270
Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%, 10/01/20	500,000	510,735
Texas State GO, Transportation Commission, Refunding, Series A, 5.00%, 10/01/39	30,000,000	33,995,400
Texas State Municipal Power Agency Revenue, Transmission, sub. lien, Refunding, 5.00%, 9/01/40	15,250,000	15,413,937
Texas State Transportation Commission Revenue,
First Tier Toll Revenue State Highway 249 Systems, Capital Appreciation, Series A, zero cpn., 8/01/48	6,250,000	1,568,438
First Tier Toll Revenue State Highway 249 Systems, Capital Appreciation, Series A, zero cpn., 8/01/49	5,000,000	1,190,200
First Tier Toll Revenue State Highway 249 Systems, Capital Appreciation, Series A, zero cpn., 8/01/50	5,500,000	1,235,465
Texas State Transportation Commission Turnpike System Revenue,
first tier, Refunding, Series B, 5.00%, 8/15/37	10,000,000	10,821,200
first tier, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/15/41	16,000,000	17,526,880
first tier, Series A, BAM Insured, Pre-Refunded, 5.00%, 8/15/41	9,665,000	10,587,331
second tier, Refunding, Series C, 5.00%, 8/15/37	5,000,000	5,190,650
second tier, Refunding, Series C, 5.00%, 8/15/42	20,000,000	20,738,600
Texas State Water Development Board Revenue,
State Water Implementation Fund, Master Trust, Series B, 4.00%, 10/15/43	25,000,000	27,805,000
State Water Implementation Fund, Master Trust, Series B, 5.00%, 4/15/49	15,000,000	17,928,300
West Travis County Public Utility Agency Revenue, Refunding, BAM Insured, 4.00%, 8/15/41	5,000,000	5,429,850

		1,129,713,176

Utah 1.4%
Central Utah Water Conservancy District Water Revenue,
Refunding, Series B, 4.00%, 10/01/37	2,600,000	2,897,440
Refunding, Series B, 4.00%, 10/01/38	10,000,000	11,114,500
Jordan Valley Water Conservancy District Water Revenue,
Refunding, Series B, 4.00%, 10/01/41	6,000,000	6,509,880
Series B, Pre-Refunded, 5.00%, 10/01/41	15,000,000	15,594,150
Salt Lake City Airport Revenue,
Salt Lake City International Airport, Series A, 5.00%, 7/01/42	15,000,000	16,435,650
Salt Lake City International Airport, Series A, 5.00%, 7/01/47	10,000,000	10,877,900
Salt Lake City International Airport, Series A, 5.00%, 7/01/48	9,400,000	10,300,050
Salt Lake City International Airport, Series A, 5.25%, 7/01/48	10,000,000	11,132,700

franklintempleton.com	Annual Report	39

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Utah (continued)
State Board of Regents University of Utah Revenue,
General, Refunding, Series A, 5.00%, 8/01/44	$12,240,000	$14,513,213
General, Series A, Pre-Refunded, 5.00%, 8/01/43	21,975,000	24,937,450
Utah State Municipal Power Agency Supply System Revenue, Series B, 5.00%, 7/01/38	10,000,000	11,649,900
Weber Basin Water Conservancy District Water Revenue, Series B, 5.00%, 4/01/39	7,180,000	7,860,664

		143,823,497

Vermont 0.3%
Vermont Educational and Health Buildings Financing Agency Revenue,
Middlebury College Project, Refunding, 5.00%, 11/01/40	26,565,000	26,951,521
The University of Vermont Medical Center Project, Refunding, Series A, 5.00%, 12/01/36	5,000,000	5,500,900

		32,452,421

Virginia 1.0%
Chesterfield County EDA Revenue, Bon Secours Health System Inc., Series C-2, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/42	8,000,000	8,162,960
Hampton Roads Sanitation District Wastewater Revenue, Subordinate, Series A, Pre-Refunded, 5.00%, 10/01/47	14,575,000	18,679,903
Hampton Roads Transportation Accountability Commission Revenue, Transportation Fund, senior lien, Series A, 5.00%, 7/01/42	25,000,000	29,835,500
Virginia Small Business Financing Authority Revenue,
senior lien, 95 Express Lanes LLC Project, 5.00%, 7/01/49	10,465,000	10,255,700
senior lien, Express Lanes LLC Project, 5.00%, 1/01/40	14,535,000	14,479,912
Virginia State Commonwealth Transportation Board of Transportation Revenue, Capital Projects, 4.00%, 5/15/41	13,585,000	15,288,831
Virginia State HDA Revenue, Rental Housing, Series E, 3.10%, 12/01/45	6,760,000	6,857,412
Virginia State Resources Authority Infrastructure Revenue, Virginia Pooled Financing Program, Refunding, Series A, 5.00%, 11/01/39	70,000	76,004

		103,636,222

Washington 2.5%
King County Housing Authority Housing Revenue, Credit Enhanced Pooled, Refunding, 3.00%, 11/01/39	10,000,000	10,431,200
King County Sewer Revenue,
Pre-Refunded, 5.00%, 1/01/32	7,085,000	7,133,745
Refunding, 5.00%, 7/01/49	12,000,000	13,980,000
Klickitat County PUD No. 1 Electric System Revenue, Refunding, Series A, AGMC Insured, 3.00%, 12/01/41	3,030,000	3,032,424
NJB Properties Lease Revenue, King County Washington Project, Series A, 5.00%, 12/01/36	5,000	5,015
Port of Seattle Revenue,
intermediate lien, 4.00%, 4/01/44	4,000,000	4,095,240
intermediate lien, Series A, 5.00%, 5/01/43	15,500,000	16,880,120
Seattle Municipal Light and Power Revenue,
Improvement and Refunding, Series A, 4.00%, 1/01/42	10,855,000	11,659,681
Improvement and Refunding, Series C, 4.00%, 9/01/36	22,170,000	24,678,092
University of Washington Revenues, 5.00%, 4/01/48	29,450,000	34,116,647
Washington Health Care Facilities Authority Revenue,
Fred Hutchinson Cancer Research Center, Refunding, Series A, 5.00%, 1/01/47	10,000,000	10,859,200
MultiCare Health System, Refunding, Series B, 4.00%, 8/15/41	25,000,000	26,189,000
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42	10,175,000	10,621,377
Providence Health and Services, Refunding, Series D, 5.00%, 10/01/41	9,850,000	10,740,341

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Washington (continued)
Washington Health Care Facilities Authority Revenue, (continued)
Providence Health and Services, Series D, Pre-Refunded, 5.00%, 10/01/41	$150,000	$175,104
Seattle Children’s Hospital, Refunding, Series B, 5.00%, 10/01/38	15,000,000	16,647,300
Washington State Convention Center Public Facilities District Revenue, Lodging Tax, 5.00%, 7/01/43	13,870,000	16,239,412
Washington State GO,
Motor Vehicle Fuel Tax, Senior 520 Corridor Program Toll, Series C, 5.00%, 6/01/33	5,000,000	5,192,950
Motor Vehicle Fuel Tax, Series D, 5.00%, 6/01/43	11,040,000	13,296,466
Motor Vehicle Fuel Tax, Series D, 5.00%, 6/01/44	11,595,000	13,930,001
Washington State Higher Education Facilities Authority, Seattle Pacific University Project, Refunding, Series A, 5.00%, 10/01/42	3,800,000	4,090,700

		253,994,015

West Virginia 1.0%
Berkeley County Public Service Sewer District Sewer Revenue, Refunding, Series B, BAM Insured, 5.00%, 6/01/36	1,000,000	1,163,790
West Virginia EDA Lottery Revenue, Series A, Pre-Refunded, 5.00%, 6/15/35	9,415,000	9,460,475
West Virginia Hospital Finance Authority Revenue,
Hospital, Charleston Area Medical Center Inc., Improvement and Refunding, Series A, 5.00%, 9/01/38	3,040,000	3,274,870
Hospital, Improvement, Cabell Huntington Hospital Obligated Group, Refunding, Series A, 5.00%, 1/01/43	13,250,000	14,422,095
Hospital, Improvement, West Virginia University Health System Obligated Group, Series A, 5.00%, 6/01/42	7,000,000	7,687,330
Hospital, Improvement, West Virginia University Health System Obligated Group, Series A, 5.00%, 6/01/47	10,190,000	10,976,770
Hospital, Improvement, West Virginia University Health System Obligated Group, Series A, 5.00%, 6/01/52	20,700,000	22,350,411
West Virginia State University Revenues, West Virginia University Projects, Series A, Pre-Refunded, 5.00%, 10/01/44	21,800,000	25,499,896
West Virginia State Water Development Authority Infrastructure Revenue,
West Virginia Infrastructure and Jobs Development Council Program, Refunding, Series A, 5.00%, 10/01/36	5,000,000	5,914,750
West Virginia Infrastructure and Jobs Development Council Program, Refunding, Series A, 5.00%, 10/01/45	5,435,000	6,308,459

		107,058,846

Wisconsin 0.8%
Ashwaubenon CDA Lease Revenue,
Capital Appreciation, Brown County Expo Center Project, zero cpn., 6/01/49	16,185,000	5,699,548
Capital Appreciation, Brown County Expo Center Project, zero cpn., 6/01/54	53,000,000	14,868,620
Superior Limited Obligation Revenue, Midwest Energy Resources Company Project, Refunding, Series E, NATL Insured, 6.90%, 8/01/21	3,000,000	3,211,590
Wisconsin Health and Educational Facilities Authority Revenue,
Ascension Health Alliance Senior Credit Group, Series B2, 4.00%, 11/15/43	10,000,000	10,631,300
Marshfield Clinic Health System Inc., Refunding, Series C, 5.00%, 2/15/47	20,000,000	20,364,200
Thedacare Inc., Refunding, 4.00%, 12/15/37	5,135,000	5,530,035
Wisconsin State Health and Educational Facilities Authority Revenue, Children’s Hospital of Wisconsin, Refunding, 4.00%, 8/15/42	15,000,000	16,044,150
Wisconsin State Housing and Economic Development Authority Home Ownership Revenue, Refunding, Series A, 3.00%, 3/01/39	1,625,000	1,635,774

		77,985,217

franklintempleton.com	Annual Report	41

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
Wyoming 0.1%
Wyoming CDA Housing Revenue, Refunding, Series 1, 3.65%, 12/01/33	$3,280,000	$3,489,067
Wyoming Municipal Power Agency Power Supply System Revenue, Series A, BAM Insured, 5.00%, 1/01/42	7,000,000	8,061,200

		11,550,267

U.S. Territories 0.2%
Puerto Rico 0.2%
[c] Puerto Rico Electric Power Authority Power Revenue,
Series A-RSA-1, 5.00%, 7/01/42	18,925,000	11,284,031
Series XX-RSA-1, 5.25%, 7/01/40	15,000,000	8,943,750

		20,227,781

Total Municipal Bonds before Short Term Investments (Cost $9,548,888,866)		10,002,758,154

Short Term Investments 1.6%

Municipal Bonds 1.6%

Arizona 0.1%
[d] Arizona IDA Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.15%, 2/01/48	6,200,000	6,200,000

California 0.2%
[d] Santa Clara Valley Transportation Authority Sales Tax Revenue, 2000 Measure A, Refunding, Series D, SPA TD Bank National Association, Daily VRDN and Put, 0.10%, 4/01/36	9,900,000	9,900,000
[d] University of California Revenue,
General, Refunding, Series AL-2, Daily VRDN and Put, 0.10%, 5/15/48	7,485,000	7,485,000
General, Refunding, Series AL-3, Daily VRDN and Put, 0.12%, 5/15/48	8,965,000	8,965,000

		26,350,000

Florida 0.4%
[d] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 0.23%, 9/01/28	38,000,000	38,000,000

Michigan 0.0%†
[d] University of Michigan Revenue, Regents, General, Series D-1, Daily VRDN and Put, 0.13%, 12/01/24	1,400,000	1,400,000

Minnesota 0.1%
[d] Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and Clinics of Minnesota, Tranche II, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 0.17%, 8/15/37	8,450,000	8,450,000

New York 0.3%
[d] MTA Dedicated Tax Fund Revenue, Refunding, Subseries A-1, LOC Toronto Dominion Bank, Daily VRDN and Put, 0.15%, 11/01/31	2,600,000	2,600,000
[d] New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-1, SPA JPMorgan Chase Bank, Daily VRDN and Put, 0.16%, 6/15/50	22,140,000	22,140,000
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-3, SPA Toronto Dominion Bank, Daily VRDN and Put, 0.15%, 6/15/49	7,000,000	7,000,000

		31,740,000

42	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Short Term Investments (continued)

Municipal Bonds (continued)
North Carolina 0.1%
[d] The Charlotte-Mecklenburg Hospital Authority Revenue, Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and Put, 0.16%, 1/15/37	$14,300,000	$14,300,000

Ohio 0.0%†
[d] Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 0.13%, 1/01/39	2,300,000	2,300,000

Oregon 0.0%†
[d] Oregon State Facilities Authority Revenue, PeaceHealth, Refunding, Series B, LOC TD Bank National Association, Daily VRDN and Put, 0.15%, 8/01/34	1,300,000	1,300,000

Tennessee 0.2%
[d] Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 0.20%, 6/01/42	18,100,000	18,100,000

Utah 0.1%
[d] Weber County Hospital Revenue, IHC Health Services Inc., Series C, SPA Bank of New York Mellon, Daily VRDN and Put, 0.16%, 2/15/35	11,975,000	11,975,000

Virginia 0.1%
[d] Albemarle County EDA Hospital Facilities Revenue, Sentara Martha Jefferson Hospital, Refunding, Series B, SPA TD Bank National Association, Daily VRDN and Put, 0.18%, 10/01/48	7,400,000	7,400,000

Total Short Term Investments (Cost $167,514,988)		167,515,000

Total Investments (Cost $9,716,403,854) 99.1%		10,170,273,154

Other Assets, less Liabilities 0.9%		92,611,719

Net Assets 100.0%		$10,262,884,873

See Abbreviations on page 55.

†Rounds to less than 0.1% of net assets.

aThe maturity date shown represents the mandatory put date.

bSecurity purchased on a when-issued basis. See Note 1(b).

cSee Note 7 regarding defaulted securities.

dVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

April 30, 2020

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$9,716,403,854

Value - Unaffiliated issuers	$10,170,273,154
Cash	68,679
Receivables:
Investment securities sold	31,736,336
Capital shares sold	20,866,797
Interest	126,685,427
Other assets	11,241

Total assets	10,349,641,634

Liabilities:
Payables:
Investment securities purchased	57,911,372
Capital shares redeemed	19,406,041
Management fees	3,835,770
Distribution fees	1,156,297
Transfer agent fees	1,097,945
Distributions to shareholders	2,783,649
Accrued expenses and other liabilities	565,687

Total liabilities	86,756,761

Net assets, at value	$10,262,884,873

Net assets consist of:
Paid-in capital	$10,258,253,451
Total distributable earnings (losses)	4,631,422

Net assets, at value	$10,262,884,873

44	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2020

Class A:
Net assets, at value	$1,110,207,336

Shares outstanding	95,696,927

Net asset value per share[a]	$11.60

Maximum offering price per share (net asset value per share ÷ 96.25%)	$12.05

Class A1:
Net assets, at value	$6,833,018,069

Shares outstanding	588,964,860

Net asset value per share[a]	$11.60

Maximum offering price per share (net asset value per share ÷ 96.25%)	$12.05

Class C:
Net assets, at value	$657,343,746

Shares outstanding	56,702,030

Net asset value and maximum offering price per share[a]	$11.59

Class R6:
Net assets, at value	$196,773,610

Shares outstanding	16,948,607

Net asset value and maximum offering price per share	$11.61

Advisor Class :
Net assets, at value	$1,465,542,112

Shares outstanding	126,187,630

Net asset value and maximum offering price per share	$11.61

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	45

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended April 30, 2020

Investment income:
Interest:
Unaffiliated issuers	$401,019,858

Expenses:
Management fees (Note 3a)	48,225,285
Distribution fees: (Note 3c)
Class A	2,172,351
Class A1	7,700,515
Class C	4,974,920
Transfer agent fees: (Note 3e)
Class A	562,057
Class A1	4,979,067
Class C	494,858
Class R6	53,146
Advisor Class	801,777
Custodian fees (Note 4)	76,833
Reports to shareholders	342,864
Registration and filing fees	441,943
Professional fees	177,835
Trustees’ fees and expenses	121,026
Other	394,057

Total expenses	71,518,534
Expense reductions (Note 4)	(34,207)
Expenses waived/paid by affiliates (Note 3f)	(964)

Net expenses	71,483,363

Net investment income	329,536,495

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(40,968,607)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(157,229,142)

Net realized and unrealized gain (loss)	(198,197,749)

Net increase (decrease) in net assets resulting from operations	$131,338,746

46	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended April 30,
	2020	2019

Increase (decrease) in net assets:
Operations:
Net investment income	$329,536,495	$383,980,643
Net realized gain (loss)	(40,968,607)	(6,534,900)
Net change in unrealized appreciation (depreciation)	(157,229,142)	140,724,436

Net increase (decrease) in net assets resulting from operations	131,338,746	518,170,179

Distributions to shareholders:
Class A	(25,392,441)	(7,294,064)
Class A1	(238,491,163)	(304,878,928)
Class M	—	(32)
Class C	(19,532,457)	(32,684,588)
Class R6	(6,332,858)	(9,543,201)
Advisor Class	(39,603,208)	(45,779,765)

Total distributions to shareholders	(329,352,127)	(400,180,578)

Capital share transactions: (Note 2)
Class A	572,147,597	554,214,796
Class A1	(860,761,892)	(880,522,197)
Class M	—	(4,922)
Class C	(173,859,799)	(383,970,837)
Class R6	23,364,313	(187,474,712)
Advisor Class	279,874,208	(10,060,795)

Total capital share transactions	(159,235,573)	(907,818,667)

Net increase (decrease) in net assets	(357,248,954)	(789,829,066)
Net assets:
Beginning of year	10,620,133,827	11,409,962,893

End of year	$10,262,884,873	$10,620,133,827

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN FEDERAL TAX-FREE INCOME FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Federal Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax

48	Annual Report	franklintempleton.com

FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Effective May 1, 2019, dividends from net investment income are declared daily and paid monthly. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest

At April 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended April 30,

	2020		2019[a,b]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[c]	59,617,714	$713,957,350	54,976,359	$635,105,017
Shares issued in reinvestment of distributions	1,981,080	23,766,928	583,015	6,770,988
Shares redeemed	(13,911,324)	(165,576,681)	(7,549,917)	(87,661,209)
Net increase (decrease)	47,687,470	$572,147,597	48,009,457	$554,214,796
Class A1 Shares:
Shares sold	27,283,498	$326,563,361	45,798,256	$531,605,470
Shares issued in reinvestment of distributions	17,709,613	212,584,460	23,327,043	271,106,417
Shares redeemed	(117,728,402)	(1,399,909,713)	(144,984,150)	(1,683,234,084)
Net increase (decrease)	(72,735,291)	$(860,761,892)	(75,858,851)	$(880,522,197)
Class M Shares:
Shares redeemed			(421)	(4,922)
Net increase (decrease)			(421)	$(4,922)
Class C Shares:
Shares sold	8,968,744	$107,603,111	7,925,510	$91,985,924
Shares issued in reinvestment of distributions	1,476,907	17,715,916	2,556,047	29,709,208
Shares redeemed[c]	(25,012,960)	(299,178,826)	(43,740,609)	(505,665,969)
Net increase (decrease)	(14,567,309)	$(173,859,799)	(33,259,052)	$(383,970,837)
Class R6 Shares:
Shares sold	6,018,228	$72,175,233	6,244,529	$72,709,016
Shares issued in reinvestment of distributions	481,054	5,777,881	759,013	8,834,679
Shares redeemed	(4,596,552)	(54,588,801)	(23,215,164)	(269,018,407)
Net increase (decrease)	1,902,730	$23,364,313	(16,211,622)	$(187,474,712)
Advisor Class Shares:
Shares sold	59,408,796	$705,459,688	35,225,002	$410,360,890
Shares issued in reinvestment of distributions	2,781,167	33,398,085	3,299,730	38,379,202
Shares redeemed	(38,321,983)	(458,983,565)	(39,459,693)	(458,800,887)

Net increase (decrease)	23,867,980	$279,874,208	(934,961)	$(10,060,795)

aFor the period September 10, 2018 (effective date) to April 30, 2019, for Class A.

bClass M was closed to investors on June 8, 2018.

cMay include a portion of Class C shares that were automatically converted to Class A.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended April 30, 2020, the gross effective investment management fee rate was 0.449% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$279,233
CDSC retained	$153,785

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2020, the Fund paid transfer agent fees of $6,890,905, of which $3,064,347 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until August 31, 2020. Prior to September 1, 2019, Investor Services had voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees did not exceed 0.02%.

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended April 30, 2020, these purchase and sale transactions aggregated $440,658,000 and $308,968,000, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At April 30, 2020, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$216,588,821
Long term	237,814,470

Total capital loss carryforwards	$454,403,291

The tax character of distributions paid during the years ended April 30, 2020 and 2019, was as follows:

	2020	2019
Distributions paid from tax exempt income	$329,352,127	$400,180,578

At April 30, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments.	$9,717,638,592

Unrealized appreciation	$532,595,839
Unrealized depreciation	(79,961,277)

Net unrealized appreciation (depreciation)	$452,634,562

Distributable earnings:
Undistributed tax exempt income	$9,183,795

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and bond workout expenditures.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2020, aggregated $2,117,295,632 and $2,271,424,871, respectively.

7.   Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2020, the aggregate value of these securities was $20,227,781, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8.   Concentration of Risk

Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. Investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

9.   Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2020, the Fund did not use the Global Credit Facility.

11.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At April 30, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

12.   New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

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NOTES TO FINANCIAL STATEMENTS

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDC	Industrial Development Corp.
AMBAC	American Municipal Bond Assurance Corp.	IDR	Industrial Development Revenue
BAM	Build America Mutual Assurance Co.	ISD	Independent School District
BHAC	Berkshire Hathaway Assurance Corp.	LOC	Letter of Credit
CDA	Community Development Authority/Agency	MFH	Multi-Family Housing
COP	Certificate of Participation	MFHR	Multi-Family Housing Revenue
EDA	Economic Development Authority	MTA	Metropolitan Transit Authority
ETM	Escrow to Maturity	NATL	National Public Financial Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.	PCC	Pollution Control Corp.
FHLMC	Federal Home Loan Mortgage Corp.	PCR	Pollution Control Revenue
FICO	Financing Corp.	PSF	Permanent School Fund
GO	General Obligation	PUD	Public Utility District
HDA	Housing Development Authority/Agency	RDA	Redevelopment Agency/Authority
HFAR	Housing Finance Authority Revenue	SFM	Single Family Mortgage
IDA	Industrial Development Authority/Agency	SPA	Standby Purchase Agreement
IDAR	Industrial Development Authority Revenue	UHSD	Unified/Union High School District
IDB	Industrial Development Bond/Board	USD	Unified/Union School District

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Federal Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Federal Tax-Free Income Fund (the “Fund”) as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2020. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2021, shareholders will be notified of amounts for use in preparing their 2020 income tax returns.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	129	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	110	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	129	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since 2019	129	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	129	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	129	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	129	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN FEDERAL TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional general and insured municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was in the first (best) quintile and above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares and Investor Class shares for each other fund in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 10 other general and insured municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted the strong, above median annualized income return of the Fund across all periods and that the Fund’s Management Rate was only 6 basis points higher than the median of its Expense Group.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents

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FRANKLIN FEDERAL TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Federal Tax-Free Income Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301

© 2020 Franklin Templeton Investments. All rights reserved.	1116 A 06/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $77,394 for the fiscal year ended April 30, 2020 and $79,233 for the fiscal year ended April 30, 2019.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $10,000 for the fiscal year ended April 30, 2020 and $15,000 for the fiscal year ended April 30, 2019. The services for which these fees were paid included valuation services related to a fair value engagement, professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,343 for the fiscal year ended April 30, 2020 and $0 for the fiscal year ended April 30, 2019. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $190,144 for the fiscal year ended April 30, 2020 and $16,500 for the fiscal year ended April 30, 2019. The services for which these fees were paid included professional fees in connection with determining the feasibility of a U.S. direct lending structure, the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, valuation services related to a fair value engagement, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $204,487 for the fiscal year ended April 30, 2020 and $31,500 for the fiscal year ended April 30, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)  (1) Code of Ethics

(a) (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FEDERAL TAX-FREE INCOME FUND

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 30, 2020

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date June 30, 2020